Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO THE

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 (the “Amendment No. 2”) is being executed and delivered as of December 21, 2012, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party to the hereinafter identified and defined Credit Agreement, as borrowers (the “Subsidiary Borrowers” and together with the Company, the “Borrowers”), JPMorgan Chase Bank, National Association, as administrative agent (the “Administrative Agent”) under said Credit Agreement, and the Required Lenders party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently parties to that certain Third Amended and Restated Credit Agreement, dated as of July 23, 2010 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Credit Agreement and the Subsidiary Guaranty in certain respects;

WHEREAS, on the terms and conditions set forth herein, the Required Lenders have agreed to amend the Credit Agreement and the Subsidiary Guaranty as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:

1. Amendment to the Credit Agreement. Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 is hereby amended by modifying and adding the following definitions in their appropriate alphabetical order thereof:

““Additional Revolver” means a new revolving facility in an aggregate principal amount of up to $650.0 million (as may be increased pursuant to the accordion feature), with Bank of America, N.A. as administrative agent, CBI Delaware, as borrower and the Company and its Subsidiaries as guarantors.”

The definition of Adjusted Indebtedness is amended by replacing “and” at the end of clause (i) thereof with “,” and by replacing the period at the end thereof with the following: “and (iii) Escrowed Proceeds.”

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““Bridge Facility” means bridge loans in an aggregate principal amount of up to $800.0 million (as may be increased by the lead arrangers thereof) under a senior bridge facility with Bank of America, N.A. as administrative agent, CBI Delaware, as borrower and the Company and its Subsidiaries as guarantors.”

““CBI Delaware” means Chicago Bridge & Iron Company (Delaware), a Delaware corporation.”

The definition of Consolidated Fixed Charges is amended by inserting the following proviso at the end thereof: “; provided, that for each period following the Transaction Closing Date until four full quarters following the Transaction Closing Date have passed, interest expense shall be calculated by multiplying the interest expense for the first such quarter by four, and for the period of two such quarters by two and for the period of three such quarters by 4/3.”

The definition of Consolidated Net Income Available for Fixed Charges is amended by replacing “and” at the end of clause (i) thereof with “,” and by replacing the period at the end thereof with the following: “(iii) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, (iv) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company, (v) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (vi) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, and (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (iii), (v), (vii) and (viii) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.”

The definition of Contractual Obligation is amended by deleting “the Term Loan Agreement and”.

““EBITDA” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an

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aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, plus (vi) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company plus (vii) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (viii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (ix) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (x) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (v), (vii), (ix) and (x) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.”

““Escrowed Proceeds” means the proceeds from the Takeout Financing that are funded into escrow in one or more escrow accounts which will be released from escrow pursuant to and in accordance with the terms of the escrow agreement among CBI Delaware, the purchasers of the Notes and the escrow agent thereunder.”

The definition of Indebtedness is amended by inserting the following phrase at the end thereof: “, in each case, excluding in any event the NEH Bonds, and the Lien on stock of NEH securing such bonds.”

““NEH” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company and wholly owned subsidiary of the Company.”

““NEH Bonds” means the 2.20% bonds and 2.398% bonds due March 15, 2013 issued by NEH.”

““New Subsidiary” means a Subsidiary formed or acquired after the Closing Date.”“

““Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement among CBI Delaware, the Company and the institutional investors named therein.”

““Notes” means senior notes in an aggregate principal amount of up to $800,000,000 to be issued by the Company pursuant to the Note Purchase Agreement to finance the Transaction, to refinance the Bridge Facility and as otherwise set forth in the Note Purchase Agreement.”

The definition of Obligations is amended by replacing the period at the end thereof with “but excludes Hedging Obligations.”

““Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), any refinancings, refundings, renewals or extensions thereof (the “Refinancing Indebtedness” thereof); provided that (a) at the time of such refinancing, refunding, renewal or extension, no Default has occurred and is continuing, (b) the amount of such Refinancing

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Indebtedness does not exceed the amount of such Refinanced Indebtedness except by an amount equal to customary underwriting discounts, fees or commissions, expenses and prepayment premium (if any) incurred in connection with such refinancing, refunding, renewal or extension, plus any existing commitments unutilized under such Refinanced Indebtedness and (c) such Refinancing Indebtedness (i) has a weighted average maturity (measured as of the date of such refinancing, refunding, renewal or extension) and a maturity no shorter than that of such Refinanced Indebtedness, (ii) is not secured by any property or any Lien other than that (if any) securing such Refinanced Indebtedness, (iii) is not guaranteed by or secured by any property of any guarantor or other obligor which is not also a guarantor or obligor of such Refinanced Indebtedness, (iv) if such Refinanced Indebtedness is subordinated in right of payment to the Obligations, is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the documentation governing such Refinanced Indebtedness, (v) does not have covenants, events of default or other material terms, taken as a whole, that are less favorable to the Loans Parties than those of the Refinanced Indebtedness and (vi) has an interest rate not exceeding the then applicable market interest rate.”

The definition of Restricted Payment is amended by replacing “the Term Loan Agreement or the Letter of Credit Agreement” in clause (b) therereof with “the Letter of Credit Agreement or any termination thereof”.

““Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Company (by means of a merger of a Subsidiary thereof into The Shaw Group Inc.) pursuant to the Transaction Agreement as in effect on the date hereof.”

The definition of Subsidiary is amended by inserting the following phrase at the end thereof: “(excluding NEH)”.

““Takeout Financing” means the issuance of the Notes pursuant to the Note Purchase Agreement.”

““Term Facility” means a senior term loan facility in an aggregate principal amount of up to $1.0 billion (as may be increased pursuant to the accordion feature) with Bank of America, N.A. as administrative agent, CBI Delaware, as borrower and the Company and its Subsidiaries as guarantors.”

The definition of Term Loan Agreement is deleted in its entirety.

““Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Company of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the entering into and funding of the Term Facility, the issuance and placement of the Notes, the entering into and funding of the Bridge Facility, the amendment of this Agreement pursuant to Amendment No. 2 thereto dated as of December 21, 2012, and the entering into and funding the Additional Revolver.”

““Transaction Agreement” means that certain transaction agreement dated as of July 30, 2012 by and among the Company, Crystal Merger Subsidiary Inc. and The Shaw Group Inc.”

““Transaction Closing Date” means the date of consummation of the Shaw Acquisition, on or before April 30, 2013 or June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012).”

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““Transaction Facilities” means the credit facility established under this Agreement, the Additional Revolver, the Bridge Facility, the Term Facility and the Takeout Financing.”

(b) Section 2.14(A) is hereby amended by adding the phrase “It is the intention of all the parties hereto that the Obligations of each Borrower hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the Obligations of each Borrower hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Borrowers hereby irrevocably agree that the Obligations of each Borrower hereunder shall be limited to the maximum amount as will result in the Obligations of such Borrower hereunder not constituting a fraudulent transfer or conveyance. Each Borrower hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent, any Lender or any Issuing Bank, such Borrower will contribute, to the maximum extent permitted by law, such amounts to each other Borrower so as to maximize the aggregate amount paid to the Administrative Agent, the Lenders and the Issuing Banks under or in respect of the Loan Documents.” to the end thereof.

(c) Section 5.3 is hereby amended by deleting the phrase “or convert or continue any Advance” contained in the first paragraph thereof.

(d) Section 6.8 is hereby amended by adding the phrase “As of December 21, 2012” at the beginning of the first sentence thereof and also at the beginning of the second sentence thereof.

(e) Section 6.9 is hereby amended by (i) adding the phrase “except as set forth on Schedule 6.9” at the end of the first sentence thereof and at the end of the tenth sentence thereof and (ii) replacing the figure “$2,000,000 therein with the figure “$20,000,000”.

(f) Section 6.17(b) is hereby amended by replacing the figure “$5,000,000” therein with the figure “$20,000,000”.

(g) Section 7.2(G) is hereby amended by replacing the figure “$20,000,000” therein with the figure “$40,000,000” and by adding the phrase “or except as set forth on Schedule 6.9” at the end of the sentence thereof.

(h) Section 7.2(I) is hereby amended by replacing the figure “$20,000,000” therein with the figure “$40,000,000”.

(i) Section 7.2(J) is hereby amended by adding the phrase “including the Shaw Acquisition and the payment of fees, expenses and compensation in connection therewith” at the end of the first sentence thereof.

(j) Section 7.2(L) is hereby amended by replacing the figure “$20,000,000” therein with the figure “$40,000,000”.

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(k) Section 7.3(A) is hereby amended to include the following clauses in the appropriate numerical order thereof:

“(x) Indebtedness of The Shaw Group Inc. or any of its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement;

(xi) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Additional Revolver (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(xii) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Bridge Facility (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(xiii) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Term Facility (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor; and

(xiv) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Takeout Financing (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment (other than pursuant to the terms of the Escrow Agreement (as defined in the Note Purchase Agreement) with respect to the Escrowed Proceeds) and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor.”

(l) Section 7.3(A)(vii) is hereby amended by deleting “or in the Term Loan Agreement and the other ‘Loan Documents’ (as defined in the Term Loan Agreement)”.

(m) Section 7.3(A)(viii) is hereby amended by deleting the figure “$60,000,000” contained therein and substituting in lieu thereof the figure “$120,000,000”.

(n) Section 7.3(A)(ix)(b) is hereby amended by deleting the figure “$20,000,000” contained therein and substituting in lieu thereof the figure “$50,000,000”.

(o) Section 7.3(B)(vi) is hereby amended by deleting the figure “$40,000,000” contained therein and substituting in lieu thereof the figure “$80,000,000”.

(p) Section 7.3(C) is hereby amended to include the following clauses in the appropriate numerical order thereof:

“(v) Liens on the assets of the The Shaw Group Inc. and its Subsidiaries, existing on the Transaction Closing Date and permitted under the Transaction Agreement, provided that such Liens extend only to such assets or proceeds thereof and were not incurred in contemplation of the Shaw Acquisition (including liens on the equity interests of NEH securing the NEH Bonds);

(vi) prior to the Transaction Closing Date, Liens on the Escrowed Proceeds securing the repayment of the Escrowed Proceeds to the holders of Notes; and

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(vii) as long as the obligations under this Agreement are secured equally and ratably by the same collateral subject to such Liens, Liens securing the other Transaction Facilities (and any Permitted Refinancing thereof).”

(q) Section 7.3(C)(iii) is hereby amended in its entirety to read “[reserved]”.

(r) Section 7.3(C) is hereby further amended to amend in its entirety the full paragraph appearing after the numbered clauses therein to read as follows:

“In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent as collateral for the Obligations; provided that (x) any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) incurred in compliance with the terms of this Agreement may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders on the items of property obtained with the proceeds of such Indebtedness and (y) the Transaction Facilities (and any Permitted Refinancing thereof) may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders unless such Indebtedness is secured equally and ratably with the Obligations.”

(s) Section 7.3(D) is hereby amended to include the following clauses in the appropriate numerical order thereof:

“(xi) (A)Investments made to consummate the Shaw Acquisition and (B) to the extent constituting Investments, transactions permitted by any of Sections 7.3(G)(ii) through (iv); and

(xii) Investments of The Shaw Group Inc. and its Subsidiaries on the Transaction Closing Date and permitted under the Transaction Agreement.”

(t) Section 7.3(E) is hereby amended to include the following clause in the appropriate numerical order thereof:

“ (v) Contingent Obligations in respect of the Transaction Facilities and Contingent Obligations of The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement.”

(u) Section 7.3(E)(iii) is hereby further amended by deleting “the Term Loan Agreement or” in clause (y) therein.

(v) Section 7.3(F) is hereby amended to delete “and” at the end of clause (e) thereof, to replace the period at the end of clause (f) thereof with “; and” and to include the following clause at the end thereof:

“ (g) the consummation of the Shaw Acquisition.”

(w) Section 7.3(F)(f) is hereby amended by deleting the phrase “during the term of this Agreement” and substituting in lieu thereof the phrase “from and after December 21, 2012”.

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(x) Section 7.3(G) is hereby amended in its entirety to read as follows:

“(g) Transactions with Shareholders and Affiliates. Other than (i) Investments permitted by Section 7.3(D), (ii) any renewal or replacement of existing letters of credit (without increasing the face amount thereof) issued in favor of NEH for the account of the Company in respect of the 2006 Bond Trust Deed made on October 13, 2006 between NEH and The Bank of New York (the “2006 Bond Trust Deed”), (iii) the payment of reasonable fees and expenses in connection with the transactions contemplated by the 2006 Bond Trust Deed and the Put Option Agreement (as defined in the Transaction Agreement), (iv) the pledge of the stock of NEH to secure the obligations of NEH under the 2006 Bond Trust Deed and (v) the existence and performance of related obligations in respect of the actions described in clauses (ii) through (iv), neither the Company nor any of its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or make loans or advances to any holder or holders of any of the Equity Interests of the Company, or with any Affiliate of the Company which is not its Subsidiary of the Company, on terms that are less favorable to the Company or any of its Subsidiaries, as applicable, than those that could reasonably be obtained in an arm’s length transaction at the time from Persons who are not such a holder or Affiliate.”

(y) Section 7.3(H) is hereby amended to include the following clause in the appropriate numerical order thereof:

“ (iv) Fundamental Changes entered into to consummate the Shaw Acquisition.”

(z) Section 7.3(I) is hereby amended in its entirety to read as follows:

“(I) Sales and Leasebacks. Neither the Company nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any Sale and Leaseback Transaction (other than the Permitted Sale and Leaseback Transactions and sale and leaseback obligations of The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement), unless the sale involved is not prohibited under Section 7.3(B), the lease involved is not prohibited under Section 7.3(A) and any related Investment is not prohibited under Section 7.3(D).”

(aa) Section 7.3(K) is hereby amended by amending in its entirety the phrase appearing immediately after clause (iv) thereof to read as follows: “in each case except as set forth on Schedule 6.9 or except where such transaction, events, circumstances or failures are not, individually or in the aggregate in excess of $40,000,000”.

(bb) Section 7.3(L) is hereby amended by adding the phrase “except as reasonably necessary to consummate the Shaw Acquisition” at the end of the sentence thereof.

(cc) Section 7.3(M) is hereby amended by adding the phrase “except that the fiscal year of The Shaw Group Inc. may be changed to match that of the Company after consummation of the Shaw Acquisition” at the end of the sentence thereof.

(dd) Section 7.3(N) is hereby amended by adding the phrase “and except for any such encumbrance or restriction (i) binding upon The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement or (ii) contained in any of the Transaction Facilities,” after the phrase “Except as set forth on Schedule 7.3(N),” contained in the first sentence thereof.

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(ee) Section 7.3(S) is hereby amended in its entirety to read as follows:

“(S) Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments in excess of $200,000,000 in the aggregate during any period of twelve (12) consecutive months, other than (i) permitted Restricted Payments listed on Schedule 7.3(S), (ii) payments and prepayments of debt permitted by Section 7.3(A)(x), (iii) payments and prepayments of the Transaction Facilities, including, in the case of funding of any Takeout Financing into escrow, any applicable mandatory redemption thereof where the conditions to the release of proceeds from such escrow are not satisfied after the applicable period and (iv) Restricted Payments not exceeding $100,000,000 in the aggregate during any period of twelve (12) consecutive months so long as when each such Restricted Payment is made, on a pro forma basis the ratio of (x) all Adjusted Indebtedness of the Company and its Subsidiaries, other than Indebtedness in respect of Financial Letters of Credit to (y) EBITDA for the most recently-ended period of four-fiscal quarters, shall be less than 2.00:1.00.”

(ff) Section 7.4(A) is hereby amended in its entirety to read as follows:

“(A) Maximum Leverage Ratio. The Company shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Company and its Subsidiaries as of any date of determination to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to be greater than (x) if the Transaction Closing Date has not occurred, 2.50 to 1.00 or (y) if the Transaction Closing Date has occurred, the ratio set forth below for such applicable fiscal period:

Period of Four Fiscal Quarters:	Leverage Ratio
The first two fiscal quarters ending immediately after the Transaction Closing Date	3.25:1.00
Third and fourth fiscal quarters ending immediately after the Transaction Closing Date	3.00:1.00
Fifth and six fiscal quarters ending immediately after the Transaction Closing Date	2.75:1.00
Thereafter	2.50:1.00

For the avoidance of doubt, the Indebtedness of NEH will be excluded from the Leverage Ratio. The Leverage Ratio (and for purposes of determining the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage pursuant to Section 2.14(D)(ii), the Pricing Ratio) shall be calculated, (i) in the case of a determination thereof on the Transaction Closing Date or on a pro forma basis after giving effect to any action on any date (including, without limitation, for purposes of Section 7.3(S)(iv)), based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the Transaction Closing Date or such date, as applicable, after giving pro forma effect to all actions as of the Transaction Closing Date or such date, as applicable and (B) for EBITDA, as described in clause (ii)(B) below; and (ii) in each other case, determined as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted

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Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller(s) in such Permitted Acquisition, broken down by fiscal quarter in the Company’s reasonable judgment and satisfactory to the Administrative Agent and as reported to the Administrative Agent pursuant to the provisions of Section 7.3(F)(b).”

(gg) Section 8.1(E) is hereby amended by replacing “Twenty Million and 00/100 Dollars ($20,000,000)” contained therein with “Forty Million and 00/100 Dollars ($40,000,000)”.

(hh) Section 8.1(E) is hereby amended by replacing “offer to purchase” contained therein with “offer to redeem or purchase” and by replacing “redemption, early amortization” contained therein with “redemption, purchase, early amortization”.

(ii) Section 8.1(G) is hereby amended by adding the phrase “except for any proceeding to wind up the Toronto office of the business sold pursuant to the E&C Sale (to the extent bankruptcy has been initiated by The Shaw Group Inc. prior to the Transaction Closing Date)” at the end of clause (i) thereof.

(jj) Section 8.1(H) is hereby amended by deleting the phrase “Twenty Million and 00/100 Dollars ($20,000,000)” contained therein and substituting in lieu thereof the term “Forty Million and 00/100 Dollars ($40,000,000)”, and adding the phrase “except for money judgment(s), writ or warrant of attachment, or similar process against the equity interests of NEH obtained by Toshiba, Trustee or bondholders under the 2006 Bond Trust Deed (each capitalized term as defined in the Transaction Agreement)” at the end thereof.

(kk) Section 8.1(K) is hereby amended by replacing the figure “$20,000,000” therein with the figure “$40,000,000” and by adding the phrase “, except as set forth on Schedule 6.9” at the end of the sentence thereof.

(ll) Section 8.1(L) is hereby amended by replacing “$20,000,000” contained therein with “$40,000,000”.

(mm) Section 8.1(N) is hereby amended by replacing “$20,000,000” contained therein with “$40,000,000”.

(nn) Section 10.1 is hereby amended in its entirety to read as follows:

“Guaranty. (a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to each Borrower and to issue and participate in Letters of Credit and Swing Line Loans, the Company and each Subsidiary Borrower (collectively, including the Company, the “Borrower Guarantors”) hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of each Borrower to the Administrative Agent, the Lenders, the Swing Line Bank,

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the Issuing Banks, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of any Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”).

(b) Without limiting the generality of the foregoing, each Subsidiary Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.”

(oo) Section 10.6 is hereby amended by replacing “shall continue in effect” contained therein with “is a continuing guaranty and shall remain in effect”.

(pp) Section 11.15 is hereby amended in its entirety to read as follows:

“SECTION 11.15 Subordination of Intercompany Indebtedness. Each Borrower Guarantor agrees that any and all claims of such Borrower Guarantor against any other Loan Party with respect to any “Intercompany Indebtedness” (as hereinafter defined) shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations and Hedging Obligations under Hedging Arrangements entered into with the Lenders or any of their Affiliates (“Designated Hedging Agreements”); provided that, and not in contravention of the foregoing, so long as no Default has occurred and is continuing each Borrower Guarantor may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from another Loan Party to the extent not prohibited by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of any Borrower Guarantor to ask, demand, sue for, take or receive any payment from any other Loan Party, all rights, liens and security interests of any Borrower Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Loan Party shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. No Borrower Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the

11

Obligations (other than contingent indemnity obligations) and the Hedging Obligations under Designated Hedging Agreements shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or Designated Hedging Agreement have been terminated. If all or any part of the assets of any Loan Party, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Loan Party, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Loan Party is dissolved or if substantially all of the assets of any such Loan Party are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Loan Party to any Borrower Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations and Hedging Obligations under Designated Hedging Agreements, due or to become due, until such Obligations and Hedging Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower Guarantor upon or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and Hedging Obligations under Designated Hedging Agreements and the termination of all financing arrangements pursuant to any Loan Document and or Designated Hedging Agreements, such Borrower Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and such Hedging Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of such Borrower Guarantor where necessary), for application to any of the Obligations and such Hedging Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Borrower Guarantor as the property of the holders of the Obligations and such Hedging Obligations. If any Borrower Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. Each Borrower Guarantor agrees that until the Obligations (other than the contingent indemnity obligations) and such Hedging Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated, no Borrower Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim such Borrower Guarantor has or may have against any other Loan Party.”

(qq) Exhibit G to the Credit Agreement is hereby replaced by Exhibit G to this Amendment No. 2.

(rr) Exhibit H to the Credit Agreement is hereby replaced by Exhibit H to this Amendment No. 2.

(ss) Schedules 1.1.1, 1.1.4, 6.7, 6.8, 6.9 and 6.17 to the Credit Agreement are hereby replaced, respectively, by Schedules 1.1.1, 1.1.4, 6.7, 6.8, 6.9 and 6.17 to this Amendment No. 2.

2. Amendment to the Subsidiary Guaranty. Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 3 below, the Subsidiary Guaranty is hereby amended in its entirety to read as set forth in Exhibit H hereto.

12

3. Conditions of Effectiveness. The effectiveness of this Amendment No. 2 is subject to the conditions precedent that the Administrative Agent or Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as an arranger for this Amendment No. 2 (in such capacity, the “Arranger”) shall have received (i) counterparts of this Amendment No. 2 duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors, (ii) for the account of each Lender that executes and delivers its counterpart hereto as and by such time as is requested by the Arranger, an amendment fee in the amount previously disclosed to the Lenders and (iii) payment and/or reimbursement of its and its affiliates’ fees and expenses (including reasonable out-of-pocket fees and expenses of counsel) in connection herewith.

4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct as of the date hereof (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default is in effect.

5. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment No. 2 shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.

6. Reference to Credit Agreement. Upon the effectiveness of this Amendment No. 2, each reference in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be reference to the Credit Agreement or the Subsidiary Guaranty, as applicable, as amended and modified by this Amendment No. 2.

7. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT NO. 2, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE COMPANY OR ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT NO. 2, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

13

8. Counterparts. This Amendment No. 2 may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment No. 2 by facsimile or electronic transmission (e.g., “pdf”) shall be effective as delivery of an original executed counterpart of this Amendment No. 2.

[Signature Pages Follow]

14

IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company
By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Director

CB&I INC., as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CBI SERVICES, INC., as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I TYLER COMPANY, as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Chief Financial Officer

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Director

CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

JPMorgan Chase Bank National Association, as Administrative Agent

By:	/s/ JOHN C. SARVADL
Name:	John C. Sarvadl
Title:	Managing Director

First Commercial Bank New York Branch, as Lender

By:	/s/ JASON LEE
Name:	Jason Lee
Title:	V.P. and General Manager

ARAB BANKING CORPORATION BSC, as Lender

By:	/s/ TONY G. BERBARI
Name:	Tony G. Berbari
Title:	Head of Trade Finance – NY Branch

By:	/s/ GAUTIER STRUB
Name:	Gautier Strub
Title:	VP/Relationship Manager – Trade Finance

BANK OF AMERICA, N.A., as Lender

By:	/s/ MATHEW GRIESBACH
Name:	Mathew Griesbach
Title:	Director

BNP PARIBAS, as Lender

By:	/s/ PIERRE NICHOLAS ROGERS
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ JOHN TREADWELL, JR.
Name:	John Treadwell, Jr.
Title:	Vice President

The Royal Bank of Scotland plc, as Lender

By:	/s/ BRIAN D. WILLIAMS
Name:	Brian D. Williams
Title:	Authorized Signatory

Credit Agricole Corporate & Investment Bank, as Lender

By:	/s/ PAGE DILLEHUNT
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ MICHAEL WILLIS
Name:	Michael Willis
Title:	Managing Director

Compass Bank, as Lender

By:	/s/ RANDALL MORRISON
Name:	Randall Morrison
Title:	Executive Director

U.S. Bank, National Association, as Lender

By:	/s/ PATRICK ENGEL
Name:	Patrick Engel
Title:	Vice President

ING Bank NV, as Lender

By:	/s/ M. P. WEEHUIZER
Name:	M. P. Weehuizer
Title:	Managing Director

By:	/s/ J.C. STUBENITSKY
Name:	J.C. Stubenitsky
Title:

BANK OF MONTREAL, as Lender

By:	/s/ JOHN ARMSTRONG
Name:	John Armstrong
Title:	Director

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ LANA GIFAS
Name:	Lana Gifas
Title:	Director

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ DAVID W. KEE
Name:	David W. Kee
Title:	Managing Director

Riyad Bank, Houston Agency, as a Lender

By:	/s/ WILLIAM B. SHEPARD
Name:	William B. Shepard
Title:	General Manager

By:	/s/ PAUL N. TRAVIS
Name:	Paul N. Travis
Title:	VP & Head of Corporate Finance

Capital One, N. A., as Lender

By:	/s/ KEITH MORTON
Name:	Keith Morton
Title:	Vice President

Abu Dhabi International Bank, as Lender

By:	/s/ DAVID YOUNG
Name:	David Young
Title:	Vice President

By:	/s/ WILLIAM GHAZAR
Name:	William Ghazar
Title:	Senior Vice President

The Northern Trust Company, as Lender

By:	/s/ KEITH BURSON
Name:	Keith Burson
Title:	Vice President

STANDARD CHARTERED BANK, as Lender

By:	/s/ JOHANNA MINAYA
Name:	Johanna Minaya
Title:	Associate Director Capital Markets

By:	/s/ ROBERT K. REDDINGTON
Name:	Robert K. Reddington
Title:	Credit Documentation Manager Credit Documentation Unit WB Legal- Americas

Amegy Bank, N.A., as Lender

By:	/s/ AMY REARDON
Name:	Amy Reardon
Title:	Assistant Vice President

BOKF, NA dba Bank of Texas

By:	/s/ MARIAN LIVINGSTON
Name:	Marian Livingston
Title:	Senior Vice President

HSBC Bank USA, N.A., as Lender

By:	/s/ BRUCE ROBINSON
Name:	Bruce Robinson
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender

By:	/s/ DIANE POCKAJ
Name:	Diane Pockaj
Title:	MD

By:	/s/ ALEKSANDRA PACHOLEK
Name:	Aleksandra Pacholek
Title:	AVP

Comerica Bank, as Lender

By:	/s/ JOEY POWELL
Name:	Joey Powell
Title:	Vice President

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of July 23, 2010 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V. (the “Company”), the other Loan Parties party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Issuing Bank.

The undersigned Authorized Officer hereby certifies as of the date hereof that he/she is the of                     the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the year-end audited financial statements required by Section 7.1(a)(ii) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 7.1(a)(i) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries and the results of operations and cash flows of the Company and its Subsidiaries in accordance with Agreement Accounting Principles as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Company during the accounting period covered by such financial statements.

3. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                      ,             .

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended             (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I. Section 7.4 (a) – Maximum Leverage Ratio.

A.	Adjusted Indebtedness at Statement Date[1]:	$

B.	EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):	$

C.	Leverage Ratio (Line I.A ( Line I.B):	to 1.00

Maximum permitted:

Period of Four Fiscal Quarters:	Leverage Ratio
The first two fiscal quarters ending immediately after the Transaction Closing Date	3.25:1.00
Third and fourth fiscal quarters ending immediately after the Transaction Closing Date	3.00:1.00
Fifth and six fiscal quarters ending immediately after the Transaction Closing Date	2.75:1.00
Thereafter	2.50:1.00

II. Section 7.4 (b) – Minimum Fixed Charge Coverage Ratio.

A.	Consolidated Net Income Available for Fixed Charges:

1.	Consolidated Net Income for Subject Period:	$

2.	Provision for income taxes for Subject Period:	$

3.	Consolidated Fixed Charges for Subject Period:	$

4.	Consolidated Net Income Available for Fixed Charges (Lines II.A1 + 2 + 3):	$

[1]	For the avoidance of doubt, the Indebtedness of NEH will be excluded from the Leverage Ratio.

Form of Compliance Certificate

B.	Consolidated Fixed Charges for Subject Period:	$

1.	Consolidated Long-Term Lease Rentals for Subject Period:	$

2.	Consolidated interest expense for the Subject Period:	$

3.	Consolidated Fixed Charges for Subject Period (Lines II.B1 + 2):	$

C.	Fixed Charge Coverage Ratio (Line II.A4 ÷ Line II.B3):	to 1.00

Minimum required:

Four Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
Transaction Closing Date through Termination Date	1.75:1.00

III. Section 7.4 (c) – Minimum Consolidated Net Worth.

A.	Consolidated Net Worth at Statement Date:	$

B.	50% of Consolidated Net Income for each full fiscal quarter ending after September 30, 2010	$

C.	75% of adjustments in stockholders’ equity after June 30, 2010 as a result of the issuance of Equity Interests:	$

D.	Minimum Tangible Net Worth (Lines III.B + III.C + $674,755,000):	$

E.	Minimum amount of Consolidated Net Worth that the Company shall be required to maintain under any instrument, agreement or indenture pertaining to any Material Indebtedness:	$

F.	Greater of Line III.D and Line III.E	$

G.	Excess (deficient) for covenant compliance (Line III.A – III.F):	$

Form of Compliance Certificate

For the Quarter/Year ended             (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

EBITDA

(in accordance with the definition of EBITDA

as set forth in the Agreement)

EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended_

(1) Consolidated Net Income
(2) + Interest Expense
(3) + charges against income for foreign, federal, state and local taxes to the extent deducted
(4) + non-recurring non-cash charges (excluding any charge that becomes, or is expected to become, a cash charge) to the extent deducted
(5) + extraordinary losses to the extent deducted
(6) - non-recurring non-cash credits to the extent added
(7) - extraordinary gains to the extent added
(ii) + depreciation expense
(iii) + amortization expense
(iv) + non-cash compensation expenses for management or employees to the extent deducted

Form of Compliance Certificate

(v)      + extraordinary, unusual or non-recurring charges deducted, arising from (A) the GenOn AQC Project, not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project, not to exceed $88 million, incurred prior to May 31, 2012

(vi) + to the extent not already included, dividends distributions actually received in cash received from Persons other than Subsidiaries
(vii) + Retention bonuses paid in connection with the Transaction not to exceed $25,000,000
(viii) + charges, fees and expenses incurred in connection with the Transaction
(ix) + charges, fees and expenses incurred in connection with restructuring and integration activities in connection with the Transaction

Form of Compliance Certificate

(x) + expenses incurred in connection with the Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000
= Consolidated EBITDA[2]

[2]

Provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further that clauses (v), (vii), (ix) and (x) shall be applicable only from and after the consummation of the Shaw Acquisition.

Form of Compliance Certificate

EXHIBIT H

FORM OF SUBSIDIARY GUARANTY

SCHEDULES

REAFFIRMATION AND AMENDMENT

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 in connection with that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “Company”), certain Subsidiaries of the Company party thereto as borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, National Association as administrative agent (the “Administrative Agent”) under the Credit Agreement and the lenders party to said Credit Agreement, which Amendment No. 2 is dated as of December 21, 2012 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment (including, without limitation, the amendment to the Subsidiary Guaranty set forth in Section 2 thereof) and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement and the Guaranty contained in the above-referenced documents shall be a reference to the Credit Agreement and the Guaranty as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CB&I INC.

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY an Illinois corporation

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

A&B BUILDERS, LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Reaffirmation and Amendment

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CBI AMERICAS LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Reaffirmation and Amendment

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Reaffirmation and Amendment

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

OCEANIC CONTRACTORS, INC

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ KENNETH L. SCHMIDT
Name:	Kenneth L. Schmidt
Title:	President

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ KENNETH L. SCHMIDT
Name:	Kenneth L. Schmidt
Title:	Legal Representative

Signature Page to Reaffirmation and Amendment

CBI CONSTRUCCIONES S.A.

By:	/s/ KENNETH L. SCHMIDT
Name:	Kenneth L. Schmidt
Title:	Alternate Director

CB&I (EUROPE) B.V.

By:	/s/ RAYMOND BUCKLEY
Name:	Raymond Buckley
Title:	Managing Director

CBI EASTERN ANSTALT

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CBI LUXEMBOURG S.a.r.L.

By:	/s/ SERGIO LOPEZ
Name:	Sergio Lopez
Title:	Authorized Signatory

CMP HOLDINGS B.V.

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Director

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

/s/ IAN MICHAEL BENDESH	/s/ PETER K. BENNETT
Director/company secretary	Director

IAN MICHAEL BENDESH	PETER K. BENNETT
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Signature Page to Reaffirmation and Amendment

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ RAYMOND BUCKLEY
Name:	Raymond Buckley
Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ PETER K. BENNETT
Name:	Peter K. Bennett
Title:	President

CBI OVERSEAS, LLC

By:	/s/ WALTER BROWNING
Name:	Walter Browning
Title:	Secretary

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By:	/s/ ROSS ADAME
Name:	Ross Adame
Title:	Director

CBI CONSTRUCTORS LIMITED

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Authorized Signatory

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Authorized Signatory

Signature Page to Reaffirmation and Amendment

CB&I UK LIMITED

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I LUMMUS CREST LTD.

By:	/s/ L.T.M. KESTER
Name:	Name: L.T.M. Kester
Title:	Managing Director

CB&I MALTA LIMITED

By:	/s/ L.T.M. KESTER
Name:	L.T.M. Kester
Title:	Secretary

LUTECH RESOURCES LIMITED

By:	/s/ L.T.M. KESTER
Name:	L.T.M. Kester
Title:	Managing Director

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ IMRE A. CSOTI
Name:	Imre A. Csoti
Title:	Director

CB&I NEDERLAND B.V.

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Authorized Signatory

Signature Page to Reaffirmation and Amendment

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ GEOFFREY LOFT
Name:	Geoffrey Loft
Title:	Authorized Signatory

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ GEOFFREY LOFT
Name:	Geoffrey Loft
Title:	Authorized Signatory

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ GEOFFREY LOFT
Name:	Geoffrey Loft
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ DOUGLAS ARTHUR WILLARD
Name:	Douglas Arthur Willard
Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Managing Director

Signature Page to Reaffirmation and Amendment

CB&I FINANCE COMPANY LIMITED

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Authorized Signatory

CB&I OIL & GAS EUROPE B.V.

By:	/s/ KEVIN J. FORDER
Name:	Kevin J. Forder
Title:	Managing Director

CBI COLOMBIANA S.A.

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

Signature Page to Reaffirmation and Amendment

LUMMUS CATALYST COMPANY LTD.

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

LUMMUS OVERSEAS CORPORATION

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Managing Committee Member

LUMMUS TECHNOLOGY INC.

By:	/s/ JOHN R. ALBANESE, JR.
Name:	John R. Albanese, Jr.
Title:	Senior Vice President, Treasurer & CFO

CBI SERVICES, INC.

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By:	/s/ ROBERT HAVLICK
Name:	Robert Havlick
Title:	Authorized Signatory

Signature Page to Reaffirmation and Amendment

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ SERGIO LOPEZ
Name:	Sergio Lopez
Title:	Managing Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ GODOFREDO FOLLMER
Name:	Godofredo Follmer
Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ MARTIN HANNICH
Name:	Martin Hannich
Title:	Authorized Signatory

CB&I S.R.O.

By:	/s/ HYNEK JICINSKY
Name:	Hynek Jicinsky
Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ PETER RANO
Name:	Peter Rano
Title:	General Manager

HORTON CBI LIMITED

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I (NIGERIA) LIMITED

By:	/s/ PETER K. BENNETT
Name:	Peter K. Bennett
Title:	Secretary

CB&I SINGAPORE PTE LTD.

By:	/s/ JEREMY LUKE TAYLOR
Name:	Jeremy Luke Taylor
Title:	Director

Signature Page to Reaffirmation and Amendment

EXHIBIT H

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of the 22nd day of August, 2003, as amended and restated as of the 21st day of December, 2012, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation and the undersigned Subsidiaries (collectively, the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under (and as defined in) the Credit Agreement referred to below;

WITNESSETH:

WHEREAS, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), the other Loan Parties party thereto (together with the Company, the “Borrowers”), the institutions from time to time parties thereto as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), have entered into the Third Amended and Restated Credit Agreement dated as of July 23, 2010 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrowers;

WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all “Obligations” (as defined in the Credit Agreement), including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrowers under the Credit Agreement or the other Loan Documents, and all Hedging Obligations to which any Lender shall be a counterparty (each a “Designated Hedging Agreement”); and

WHEREAS, in consideration of the direct and indirect financial and other support that one or more of the Borrowers has provided, and such direct and indirect financial and other support as the Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents and all Hedging Obligations under any Designated Hedging Agreements;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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I. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

II. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Letter of Credit) that:

(1)	It is a corporation, partnership, limited liability company or establishment (or for certain entities organized under the laws of Liechtenstein, a legal entity in the form of “Anstalt” under the laws of Liechtenstein) duly and properly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

(2)	It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(3)	Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any other Obligations or Hedging Obligations under Designated Hedging Agreements shall remain unpaid, it will, and, if necessary, will enable the Borrowers to, fully comply with those covenants and agreements of the Borrowers applicable to such Guarantor set forth in the Credit Agreement.

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III. The Guaranty. (a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to each Borrower and to issue and participate in Letters of Credit and Swing Line Loans, the Guarantors hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of each Borrower to the Administrative Agent, the Lenders, the Swing Line Lender, the Issuing Banks, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of any Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”).

(a) Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

IV. Waivers; Subordination of Subrogation.

(a) Waivers. Each Guarantor waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice of notices delivered or demand made on any Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue any Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided, that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any of the Borrowers or otherwise, the Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with any Guarantor their assessments of the financial condition of any of the Borrowers.

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(b) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, each Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against any Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect any Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section IV.

V. Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of each Guarantor and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, including, without limitation, as a result of a Country Risk Event; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or any other Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the

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Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against any Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this paragraph. It is agreed that each Guarantor’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

VI. Acceleration. Each Guarantor agrees that, as between such Guarantor on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of each Borrower guaranteed under this Guaranty may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.1 of the Credit Agreement for purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Borrower or otherwise) preventing such declaration as against such Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by each Guarantor for purposes of this Guaranty.

VII. Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations. If any Guarantor or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Guarantor or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, each Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

VIII. Termination Date. This Guaranty is a continuing guaranty and shall remain in effect until the later of (a) the Facility Termination Date, and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section IV(a).

IX. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Credit Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the

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address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.

Notice Address for Guarantors:

        c/o Chicago Bridge & Iron Company

        One CB&I Plaza

        2103 Research Forest Drive

        The Woodlands, TX 77380

        Attn: Richard E. Goodrich, Executive Vice President & Chief

                  Financial Officer

        Fax:   (            )

X. No Waivers. No failure or delay by the Administrative Agent or any holders of Guaranteed Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Designated Hedging Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

XI. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the holders of Guaranteed Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section XI shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any Designated Hedging Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

XII. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the Credit Agreement).

XIII. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

XIV. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) EXCLUSIVE JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES

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DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE XV OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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(e) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION XIV, WITH ITS COUNSEL.

XV. Taxes, Expenses of Enforcement, etc.

A.	Taxes.

(1)	Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be subject to Section 14(e) of the Credit Agreement as if such payments were made by a Borrower, mutatis mutandis.

(2)	Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section XV(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

B.	Expenses of Enforcement, Etc. The Guarantors agree to reimburse the Administrative Agent and the holders of Obligations for any costs and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative Agent and the holders of Obligations, which attorneys may be employees of the Administrative Agent or the holders of Obligations) paid or incurred by the Administrative Agent or any holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the holders of Obligations on a pro rata basis for application in accordance with the terms of the respective Credit Agreements.

XVI. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Guarantor hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in New York City, New York on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of each Guarantor in respect of any sum due to the Administrative Agent, for itself and the other Lenders, hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrative Agent, on behalf of itself or

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any Lender, in the specified currency, each Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss.

XVII. Setoff. Each Guarantor agrees to the terms of Article XIII of the Credit Agreement, which is incorporated herein by reference, as if it were an original party thereto.

XVIII. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

XIX. Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

XX. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any holder of Obligations or the Administrative Agent.

XXI. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

XXII. Limitations for the Liechtenstein Guarantor

The amounts payable according to the terms of this Guaranty by a Guarantor incorporated under the laws of Liechtenstein (a “Liechtenstein Guarantor) are limited as follows:

If a payment in fulfillment of the Guaranteed Obligations would, at the time payment is due, not be permitted under Art. 545 (2) of the Liechtenstein Company Act (Personen- und

9

Gesellschaftsrecht) or similar provisions prohibiting capital repayment or restricting profit distributions, then such Guaranteed Obligations and payment amounts are limited to the amount permitted to be paid in accordance with such provisions.

Such limited amount shall, however, at no time be less than the distributable net assets (verfügbarer Reingewinn) available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545 (2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) and the provisions of its articles of association and by-laws (net of taxes, if applicable) at any time payment under or pursuant to this Guaranty is requested from the respective Liechtenstein Guarantor (from time to time each a “Minimum Guaranty Amount”).

The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date therefore until such times as payment is again possible in accordance with the above mentioned limitations.

In order to allow the Lenders to obtain a maximum benefit under and of this Guaranty, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfillment of all prerequisites allowing it to make the (requested) payment(s) hereunder, including the following:

(a)	preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor;

(b)	confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Minimum Guaranty Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);

(c)	approval by a shareholder(s) meeting (Gründerrechtversammlung) of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Minimum Guarantee Amount; and

(d)	all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves.

For the avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital (Anstaltskapital) or statutory reserves (statutarischer Reservefonds).

10

IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I TYLER COMPANY

By
Name:
Title:

CB&I INC.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

A&B BUILDERS, LTD.

By
Name:
Title:

ASIA PACIFIC SUPPLY COMPANY

By
Name:
Title:

CBI AMERICAS LTD.
By
Name:
Title:

11

CSA TRADING COMPANY, LTD.

By
Name:
Title:

CB&I WOODLANDS L.L.C.

By
Name:
Title:

CBI COMPANY LTD.

By
Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By
Name:
Title:

CONSTRUCTORS INTERNATIONAL, L.L.C.

By
Name:
Title:

HBI HOLDINGS, L.L.C.

By
Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By
Name:
Title:

HOWE-BAKER ENGINEERS, LTD.

By
Name:
Title:

12

HOWE-BAKER HOLDINGS, L.L.C.

By
Name:
Title:

HOWE-BAKER MANAGEMENT, L.L.C.

By
Name:
Title:

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By
Name:
Title:

MATRIX ENGINEERING, LTD.

By
Name:
Title:

MATRIX MANAGEMENT SERVICES, L.L.C.

By
Name:
Title:

OCEANIC CONTRACTORS, INC.

By
Name:
Title:

CBI VENEZOLANA, S.A.

By
Name:
Title:

CBI MONTAJES DE CHILE LIMITADA

By
Name:
Title:

13

CBI CONSTRUCCIONES S.A.

By
Name:
Title:

CB&I (EUROPE) B.V.

By
Name:
Title:

CBI EASTERN ANSTALT

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CBI LUXEMBOURG S.a.r.L.

By
Name:
Title:

CMP HOLDINGS B.V.

By
Name:
Title:

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By
Name:
Title:

14

CBI (PHILIPPINES), INC.

By
Name:
Title:

CBI OVERSEAS, LLC

By
Name:
Title:

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By
Name:
Title:

CBI CONSTRUCTORS LIMITED

By
Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By
Name:
Title:

CB&I UK LIMITED

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I LUMMUS CREST LTD.

By
Name:
Title:

15

CB&I MALTA LIMITED

By
Name:
Title:

LUTECH RESOURCES LIMITED

By
Name:
Title:

NETHERLANDS OPERATING COMPANY B.V.

By
Name:
Title:

CB&I NETHERLAND B.V.

By
Name:
Title:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By
Name:
Title:

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By
Name:
Title:

16

LEALAND FINANCE COMPANY B.V.

By
Name:
Title:

CB&I FINANCE COMPANY LIMITED

By
Name:
Title:

CB&I OIL & GAS EUROPE B.V.

By
Name:
Title:

CBI COLOMBIANA S.A.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIGE & IRON COMPANY B.V.

By
Name:	Ronald A. Ballschmiede
Title:	Director

LUMMUS INTERNATIONAL CORPORATION

By
Name:
Title:

HUA LU ENGINEERING CO., LTD.

By
Name:
Title:

LUMMUS CATALYST COMPANY LTD.

By
Name:
Title:

17

LUMMUS OVERSEAS CORPORATION

By
Name:
Title:

CATALYTIC DISTILLATION TECHNOLOGIES

By
Name:
Title:

LUMMUS TECHNOLOGY, INC.

By
Name:
Title:

CBI SERVICES, INC.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By
Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By
Name:
Title:

LUMMUS NOVOLEN TECHNOLOGY GMBH.

By
Name:
Title:

18

CB&I LUMMUS GMBH

By
Name:
Title:

CB&I LUMMUS S.R.O.

By
Name:
Title:

CBI PERUANA S.A.C.

By
Name:
Title:

HORTON CBI LIMITED

By
Name:
Title:

CB&I (NIGERIA) LIMITED

By
Name:
Title:

CB&I SINGAPORE PTE LTD.

By
Name:
Title:

19

ANNEX I

FORM OF SUPPLEMENT TO SUBSIDIARY GUARANTY

[            ] [    ], 20[    ]

Bank of America, N.A., as Administrative Agent

[Address of Administrative Agent]

Attention: [                    ]

Ladies and Gentlemen:

Reference is hereby made to the Guaranty (the “Guaranty”) made as of the 22nd day of August, 2003, as amended and restated as of the 21st day of December, 2012, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation and the undersigned Subsidiaries (collectively, the “Initial Guarantors” and along with any additional Subsidiaries which become parties to such Guaranty by executing a Supplement thereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this                     day of                     ,             .

[NAME OF NEW GUARANTOR]

By:
Title:

20

SCHEDULE 1.1.1

PERMITTED EXISTING INDEBTEDNESS

Section (a) - Borrowed Money

Company	Party	Amount (in $000s)
Chicago Bridge & Iron Company	Term Loan	$40,000

Section (b) - Deferred Purchase Price		$—

Section (c) - Lien Obligations		$—

Section (d) - Notes		$—

Section (e) - Capitalized Leases		$719	[1]

Section (f) - Contingent Obligations		Refer to Schedule 1.1.4

Section (g) - Letters of Credit		Refer to Schedule 1.1.4

Section (h) - Off-Balance Sheet Liabilities

Sale and Leaseback of Plainfield Facility		$28,062

Section (i) - Disqualified Stock		$—

[1]	Related to Shaw Capital Leases

CB&I

SCHEDULES TO AMENDMENT NO. 2

SCHEDULE 1.1.4

PERMITTED EXISTING CONTINGENT OBLIGATIONS

See attached.

CB&I

SCHEDULES TO AMENDMENT NO. 2

Schedule -Permitted Existing Contingent Obligations

Consolidated Letters of Credit & Bank Guarantees

as of September 30, 2012

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
9701	Abu Dhabi International Bank Inc.	Performance	7,295.2
9963	Abu Dhabi International Bank Inc.	Performance	1,003.8
10000	Abu Dhabi International Bank Inc.	Performance	52,680.4
10111	Abu Dhabi International Bank Inc.	Performance	464.5
SO6649/8200	Australian And New Zealand Banking Group Limited	Performance	9,319.5
SO6650/8200	Australian And New Zealand Banking Group Limited	Performance	13,554.4
SO6651/8200	Australian And New Zealand Banking Group Limited	Performance	13,979.3
SO6652/8200	Australian And New Zealand Banking Group Limited	Performance	9,036.3
SO6821/8200	Australian And New Zealand Banking Group Limited	Performance	765.8
SO6822/8200	Australian And New Zealand Banking Group Limited	Performance	1,148.8
SO6823/8200	Australian And New Zealand Banking Group Limited	Performance	497.8
SO6824/8200	Australian And New Zealand Banking Group Limited	Performance	746.6
SO8525/8200	Australian And New Zealand Banking Group Limited	Performance	365.7
SBLC2705795NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	7,180.1
SBLC2705801NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	17,225.0
3083786	Bank of America N.A.	Performance	42,244.3
3083788	Bank of America N.A.	Performance	18,644.2
3086807	Bank of America N.A.	Performance	1,768.5
3086808	Bank of America N.A.	Performance	3,568.4
3098867	Bank of America N.A.	Performance	2,487.5
3126057	Bank of America N.A.	Performance	39.0
3126058	Bank of America N.A.	Performance	290.0
BMTO299428OS	Bank of Montreal TFO	Performance	50,830.0
IGB1201413	BNP Paribas S.A.	Performance	671.3
IGB1201584	BNP Paribas S.A.	Performance	2,625.0
IGB1201586	BNP Paribas S.A.	Performance	1,165.0
IGB1202259	BNP Paribas S.A.	Performance	10.0
IGB1202471	BNP Paribas S.A.	Performance	291.0
IGB1202472	BNP Paribas S.A.	Performance	532.3
IGB1202474	BNP Paribas S.A.	Performance	519.2
IGB1203158	BNP Paribas S.A.	Performance	1,974.1
4104598	BNP Paribas USA	Performance	175.4
4105543	BNP Paribas USA	Performance	4,868.1
4105546	BNP Paribas USA	Performance	20,431.4
4112089	BNP Paribas USA	Performance	606.0
4115660	BNP Paribas USA	Performance	380.0
4116048	BNP Paribas USA	Performance	665.0
91902181	BNP Paribas USA	Performance	878.3
91903105	BNP Paribas USA	Performance	385.1
91909337	BNP Paribas USA	Performance	252.5
91910522	BNP Paribas USA	Performance	74,026.8
91912121	BNP Paribas USA	Performance	563.3
91913099	BNP Paribas USA	Performance	45.0
91916631	BNP Paribas USA	Performance	438.5
5870007964	Citibank N.A.	Performance	6.8

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
5870007966	Citibank N.A.	Performance	13.6
5870007967	Citibank N.A.	Performance	13.6
5870007969	Citibank N.A.	Performance	5.4
5870007970	Citibank N.A.	Performance	8.2
5870007971	Citibank N.A.	Performance	13.6
FRWAV70093380201	Commerzbank AG	Performance	7,720.3
FRWAV70093400201	Commerzbank AG	Performance	3,971.3
FRWAV70205850201	Commerzbank AG	Performance	3,540.0
FRWAV70242660201	Commerzbank AG	Performance	75.3
FRWAV70242670201	Commerzbank AG	Performance	606.0
S31445T	Compass Bank N.A.	Performance	6,868.2
19637008	Credit Agricole CIB	Performance	120,000.0
110437039	Credit Agricole CIB	Performance	119.3
119637024	Credit Agricole CIB	Performance	30,406.8
715837053	Credit Agricole CIB	Performance	98.4
715837055	Credit Agricole CIB	Performance	376.9
715837056	Credit Agricole CIB	Performance	524.7
504BGA0800716	Deutsche Bank AG	Performance	92.1
504BGA0800732	Deutsche Bank AG	Performance	3,875.8
504BGA0800734	Deutsche Bank AG	Performance	1,937.9
504BGA0801187	Deutsche Bank AG	Performance	7,288.4
504BGA1002725	Deutsche Bank AG	Performance	25.4
504BGA1103201	Deutsche Bank AG	Performance	959.7
504BGA1103290	Deutsche Bank AG	Performance	48.6
504BGA1103541	Deutsche Bank AG	Performance	242.6
504BGA1103683	Deutsche Bank AG	Performance	457.8
504BGA1103905	Deutsche Bank AG	Performance	462.9
504BGA1204563	Deutsche Bank AG	Performance	6,336.8
ENBDOG10006186	Emirates NBD Bank (PJSC)	Performance	2,725.4
ENBDOG10006190	Emirates NBD Bank (PJSC)	Performance	2,725.4
FNGPTH110073	HSBC Bank Australia Limited	Performance	210.1
FNGPTH116948	HSBC Bank Australia Limited	Performance	158.3
FNGPTH116952	HSBC Bank Australia Limited	Performance	44.1
FNGPTH116964	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116965	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116967	HSBC Bank Australia Limited	Performance	36.6
FNGPTH116969	HSBC Bank Australia Limited	Performance	448.9
FNGPTH116970	HSBC Bank Australia Limited	Performance	754.6
FNGPTH116972	HSBC Bank Australia Limited	Performance	472.5
FNGPTH116973	HSBC Bank Australia Limited	Performance	580.5
FNGPTH116974	HSBC Bank Australia Limited	Performance	754.6
FNGPTH121680	HSBC Bank Australia Limited	Performance	1,629.4
PEBPTH110077	HSBC Bank Australia Limited	Performance	142.1
PEBPTH116959	HSBC Bank Australia Limited	Performance	46.5
PEBPTH116962	HSBC Bank Australia Limited	Performance	27.1
PEBPTH116968	HSBC Bank Australia Limited	Performance	2,506.3
PEBPTH116975	HSBC Bank Australia Limited	Performance	67,457.0
PEBPTH121776	HSBC Bank Australia Limited	Performance	172.5

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
PEBPTH121878	HSBC Bank Australia Limited	Performance	190.5
PEBPTH122391	HSBC Bank Australia Limited	Performance	167.1
PEBPTH122392	HSBC Bank Australia Limited	Performance	167.1
PEBPTH122642	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122644	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122645	HSBC Bank Australia Limited	Performance	347.9
PEBPTH122646	HSBC Bank Australia Limited	Performance	347.9
REBPTH121346	HSBC Bank Australia Limited	Performance	138.4
REBPTH121893	HSBC Bank Australia Limited	Performance	5,189.0
APGDUB016757	HSBC Bank Middle East Limited	Performance	1,206.0
APGDUB768867	HSBC Bank Middle East Limited	Performance	165.0
APGDUB768896	HSBC Bank Middle East Limited	Performance	1,374.0
APGDUB782965	HSBC Bank Middle East Limited	Performance	824.8
FNGDUB768883	HSBC Bank Middle East Limited	Performance	141.4
FNGDUB768892	HSBC Bank Middle East Limited	Performance	2,200.0
FNGDUB768895-A	HSBC Bank Middle East Limited	Performance	100.0
PEBDEI783690	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB768865	HSBC Bank Middle East Limited	Performance	911.5
PEBDUB768869	HSBC Bank Middle East Limited	Performance	212.5
PEBDUB768870	HSBC Bank Middle East Limited	Performance	39.3
PEBDUB768874	HSBC Bank Middle East Limited	Performance	2,469.2
PEBDUB768876	HSBC Bank Middle East Limited	Performance	1,670.3
PEBDUB768877	HSBC Bank Middle East Limited	Performance	1,967.8
PEBDUB768878	HSBC Bank Middle East Limited	Performance	88.1
PEBDUB768880	HSBC Bank Middle East Limited	Performance	82.5
PEBDUB768881	HSBC Bank Middle East Limited	Performance	1,700.0
PEBDUB768882	HSBC Bank Middle East Limited	Performance	459.7
PEBDUB768884	HSBC Bank Middle East Limited	Performance	15.0
PEBDUB768897	HSBC Bank Middle East Limited	Performance	1,374.0
PEBDUB782971	HSBC Bank Middle East Limited	Performance	824.8
PEBDUB910091	HSBC Bank Middle East Limited	Performance	2,680.0
TEBDUB015707	HSBC Bank Middle East Limited	Performance	12.8
DTNLEM501110	ING Bank N.V.	Performance	1,945.4
DTNLEM501111	ING Bank N.V.	Performance	1,620.0
DTNLES505938	ING Bank N.V.	Performance	1,800.0
DTNLES506187	ING Bank N.V.	Performance	900.0
DTNLFS600708	ING Bank N.V.	Performance	234.0
DTNLFS600718	ING Bank N.V.	Performance	716.0
DTNLFS600719	ING Bank N.V.	Performance	716.0
DTNLFS600720	ING Bank N.V.	Performance	284.0
DTNLFS600721	ING Bank N.V.	Performance	284.0
K624109	ING Bank N.V.	Performance	1,795.0
K624114	ING Bank N.V.	Performance	1,673.0
K624895	ING Bank N.V.	Performance	308.6
K625339	ING Bank N.V.	Performance	1,425.9
K628888	ING Bank N.V.	Performance	14,300.0
K628889	ING Bank N.V.	Performance	3,900.0
K630057	ING Bank N.V.	Performance	794.2

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
K644872	ING Bank N.V.	Performance	319.9
K645064	ING Bank N.V.	Performance	202.1
123236-793	Intesa Sanpaolo-New York	Performance	369.7
CPCS-338560	JPMorgan Chase Bank N.A.	Performance	9,804.2
CPCS-405086	JPMorgan Chase Bank N.A.	Performance	1,830.1
CPCS-405088	JPMorgan Chase Bank N.A.	Performance	1,095.0
CPCS-405089	JPMorgan Chase Bank N.A.	Performance	644.0
CPCS-406023	JPMorgan Chase Bank N.A.	Performance	320.3
CPCS-406366	JPMorgan Chase Bank N.A.	Performance	61.0
CPCS-422601	JPMorgan Chase Bank N.A.	Performance	1,570.4
CPCS-422602	JPMorgan Chase Bank N.A.	Performance	1,017.7
CPCS-422603	JPMorgan Chase Bank N.A.	Performance	119.1
CPCS-422604	JPMorgan Chase Bank N.A.	Performance	9,425.3
CPCS-422605	JPMorgan Chase Bank N.A.	Performance	1,609.9
CPCS-422609	JPMorgan Chase Bank N.A.	Performance	907.2
CPCS-423110	JPMorgan Chase Bank N.A.	Performance	1,311.3
CPCS-482039(A)	JPMorgan Chase Bank N.A.	Performance	14,049.0
CPCS-482803	JPMorgan Chase Bank N.A.	Performance	255.0
CPCS-482876	JPMorgan Chase Bank N.A.	Performance	104.0
CPCS-483056	JPMorgan Chase Bank N.A.	Performance	430.9
CPCS-483201	JPMorgan Chase Bank N.A.	Performance	155.0
CPCS-483590	JPMorgan Chase Bank N.A.	Performance	534.9
CPCS-483591	JPMorgan Chase Bank N.A.	Performance	2,167.9
CPCS-522874	JPMorgan Chase Bank N.A.	Performance	7,297.5
CPCS-523046	JPMorgan Chase Bank N.A.	Performance	30.0
CPCS-523543	JPMorgan Chase Bank N.A.	Performance	119.0
CPCS-524598	JPMorgan Chase Bank N.A.	Performance	91.0
CPCS-537709	JPMorgan Chase Bank N.A.	Performance	383.6
CPCS-537710	JPMorgan Chase Bank N.A.	Performance	757.5
032LGAP123150811	Mashreq Bank P.S.C.	Performance	10,950.0
032LGAP123151273	Mashreq Bank P.S.C.	Performance	1,866.6
032LGBB123151522	Mashreq Bank P.S.C.	Performance	136.2
032LGBB123151695	Mashreq Bank P.S.C.	Performance	25.0
032LGLB123154287	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154353	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154357	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123154371	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123154372	Mashreq Bank P.S.C.	Performance	27.2
032LGLB123154444	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154483	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154519	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154573	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154587	Mashreq Bank P.S.C.	Performance	36.8
032LGLB123154776	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123154791	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123154934	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154940	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154984	Mashreq Bank P.S.C.	Performance	81.7

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
032LGLB123155012	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123155015	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155069	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123155080	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123155091	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123155164	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155165	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123155195	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155251	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155260	Mashreq Bank P.S.C.	Performance	22.1
032LGLB123155266	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123155327	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155376	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155488	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155518	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155532	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155559	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155615	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155633	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155646	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155661	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155678	Mashreq Bank P.S.C.	Performance	9.0
032LGLB123155806	Mashreq Bank P.S.C.	Performance	61.3
032LGLB123155835	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155932	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155945	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155971	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155984	Mashreq Bank P.S.C.	Performance	43.3
032LGLB123155986	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123156096	Mashreq Bank P.S.C.	Performance	24.5
032LGLB123156114	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123156118	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156377	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156690	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156713	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156808	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156838	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156912	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156961	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156979	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157056	Mashreq Bank P.S.C.	Performance	17.2
032LGLB123157121	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157177	Mashreq Bank P.S.C.	Performance	11.4
032LGLB123157220	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157252	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157293	Mashreq Bank P.S.C.	Performance	23.7
032LGLB123157301	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157313	Mashreq Bank P.S.C.	Performance	6.5

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
032LGLB123157325	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157345	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157402	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157446	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157447	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157456	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157465	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123157510	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157603	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157624	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157686	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157722	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157736	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157737	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157742	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157777	Mashreq Bank P.S.C.	Performance	12.3
032LGLB123157785	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157789	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157845	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157847	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157902	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157968	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123158002	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123158014	Mashreq Bank P.S.C.	Performance	20.4
032LGLB123158151	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158196	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158199	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158210	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158217	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158243	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158277	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123158379	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158380	Mashreq Bank P.S.C.	Performance	25.3
032LGLB123158394	Mashreq Bank P.S.C.	Performance	0.8
032LGPB123154569	Mashreq Bank P.S.C.	Performance	2,315.3
032LGPB123155405	Mashreq Bank P.S.C.	Performance	8,151.4
032LGPB123155504	Mashreq Bank P.S.C.	Performance	3,436.8
032LGPB123155551	Mashreq Bank P.S.C.	Performance	4,100.0
032LGPB123155632	Mashreq Bank P.S.C.	Performance	6,230.9
032LGTL123150205	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150221	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150238	Mashreq Bank P.S.C.	Performance	13.6
10847 AA 00022	N.V. Nationale Borg-Maatschappij	Performance	64.3
S730710	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730711	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730850	National Bank Of Kuwait S.A.K.	Performance	89.0
G976	Qatar National Bank SAQ	Performance	350.6
G977	Qatar National Bank SAQ	Performance	3,575.0

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
HOU/S/06623	Riyad Bank, Houston Agency	Performance	170.0
HOU/S/06679	Riyad Bank, Houston Agency	Performance	860.0
HOU/S/06757	Riyad Bank, Houston Agency	Performance	2,469.3
HOU/S/06759	Riyad Bank, Houston Agency	Performance	3,530.7
HOU/S/07015	Riyad Bank, Houston Agency	Performance	212.0
HOU/S/07042	Riyad Bank, Houston Agency	Performance	956.1
3000364474	SAMBA Financial Group	Performance	14.5
3000392389	SAMBA Financial Group	Performance	27.7
3000392391	SAMBA Financial Group	Performance	1,409.4
3000392409	SAMBA Financial Group	Performance	770.2
3000392410	SAMBA Financial Group	Performance	1,542.7
3000392411	SAMBA Financial Group	Performance	1,542.7
3000392592	SAMBA Financial Group	Performance	1,409.4
3000393358	SAMBA Financial Group	Performance	1,746.9
3000393366	SAMBA Financial Group	Performance	873.4
3000394009	SAMBA Financial Group	Performance	2,398.5
3000394032	SAMBA Financial Group	Performance	2,665.0
3000394383	SAMBA Financial Group	Performance	166.4
3000394387	SAMBA Financial Group	Performance	230.4
3000394388	SAMBA Financial Group	Performance	568.1
3000394408	SAMBA Financial Group	Performance	2,931.5
3000395049	SAMBA Financial Group	Performance	381.6
3000395070	SAMBA Financial Group	Performance	316.0
3000395308	SAMBA Financial Group	Performance	322.0
3000395311	SAMBA Financial Group	Performance	763.2
3000395413	SAMBA Financial Group	Performance	1,000.0
3000395444	SAMBA Financial Group	Performance	500.0
3000395718	SAMBA Financial Group	Performance	385.1
3000395902	SAMBA Financial Group	Performance	1,430.0
3000395903	SAMBA Financial Group	Performance	368.5
3000395904	SAMBA Financial Group	Performance	168.2
3000395905	SAMBA Financial Group	Performance	15.0
3000395910	SAMBA Financial Group	Performance	123.3
3000395928	SAMBA Financial Group	Performance	168.2
3000395929	SAMBA Financial Group	Performance	123.3
3000395931	SAMBA Financial Group	Performance	1,430.0
3000395932	SAMBA Financial Group	Performance	368.5
3000395933	SAMBA Financial Group	Performance	15.0
3000395950	SAMBA Financial Group	Performance	420.0
3000396387	SAMBA Financial Group	Performance	2,408.8
3000396510	SAMBA Financial Group	Performance	632.1
3000396511	SAMBA Financial Group	Performance	632.1
3000396576	SAMBA Financial Group	Performance	746.5
3000396577	SAMBA Financial Group	Performance	1,119.8
3000396638	SAMBA Financial Group	Performance	746.5
3000396659	SAMBA Financial Group	Performance	435.1
3000396674	SAMBA Financial Group	Performance	1,119.8
3000396687	SAMBA Financial Group	Performance	435.1

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
3000397021	SAMBA Financial Group	Performance	738.4
3000397121	SAMBA Financial Group	Performance	417.0
3000392412(A)	SAMBA Financial Group	Performance	770.2
3000394875-A	SAMBA Financial Group	Performance	3,198.0
55575635678	Skandinaviska Enskilda Banken	Performance	242.5
55575635686	Skandinaviska Enskilda Banken	Performance	275.0
55575638820	Skandinaviska Enskilda Banken	Performance	1,342.0
55575640086	Skandinaviska Enskilda Banken	Performance	1,003.8
123010042706	Standard Chartered Bank	Performance	4,200.0
123020068580	Standard Chartered Bank	Performance	27.2
123020068624	Standard Chartered Bank	Performance	3,425.0
123020068651	Standard Chartered Bank	Performance	4,330.0
123020068713	Standard Chartered Bank	Performance	3,076.5
123020068731	Standard Chartered Bank	Performance	7,183.4
123020222379	Standard Chartered Bank	Performance	500.0
777020021987-L	Standard Chartered Bank	Performance	3.3
777020021996-L	Standard Chartered Bank	Performance	98.5
777020022076-L	Standard Chartered Bank	Performance	465.3
777020022085-L	Standard Chartered Bank	Performance	1,281.2
777020022101-L	Standard Chartered Bank	Performance	776.0
777020022138-L	Standard Chartered Bank	Performance	401.3
777020022539-L	Standard Chartered Bank	Performance	388.0
777020022557-L	Standard Chartered Bank	Performance	266.0
777020028221-L	Standard Chartered Bank	Performance	1,854.2
777020029408-L	Standard Chartered Bank	Performance	560.0
777020030245-L	Standard Chartered Bank	Performance	1,104.3
777020030637-L	Standard Chartered Bank	Performance	385.0
777020031903-L	Standard Chartered Bank	Performance	624.0
777020032145-L	Standard Chartered Bank	Performance	148.4
777020032172-L	Standard Chartered Bank	Performance	45.0
777020032350-L	Standard Chartered Bank	Performance	1,054.0
777020033288-L	Standard Chartered Bank	Performance	200.0
777020033803-L	Standard Chartered Bank	Performance	952.2
777020033821-L	Standard Chartered Bank	Performance	952.2
777020034303-L	Standard Chartered Bank	Performance	858.4
777020035703-L	Standard Chartered Bank	Performance	500.0
777020036212-L	Standard Chartered Bank	Performance	1,413.5
777020036221-L	Standard Chartered Bank	Performance	2,050.0
777020036515-L	Standard Chartered Bank	Performance	1,800.0
777020036524-L	Standard Chartered Bank	Performance	1,089.0
779-02-0053968-I	Standard Chartered Bank	Performance	808.4
MEAE1AE07G501131	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G401854	The Royal Bank of Scotland N.V.	Performance	20.4
MEAE2AE07G501847	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501849	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501851	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE7G501853	The Royal Bank of Scotland N.V.	Performance	6.5
NLNL1NL09G823902	The Royal Bank of Scotland N.V.	Performance	3,395.0

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
NLNL1NL09G824086	The Royal Bank of Scotland N.V.	Performance	1,166.8
NLNL1NL09G824798	The Royal Bank of Scotland N.V.	Performance	578.7
NLNL1NL09G830181	The Royal Bank of Scotland N.V.	Performance	864.1
NLNL1NL09G830386	The Royal Bank of Scotland N.V.	Performance	311.2
NLNL1NL09G830687	The Royal Bank of Scotland N.V.	Performance	281.6
NLNL1NL11G835403	The Royal Bank of Scotland N.V.	Performance	2,058.9
T403114	The Royal Bank of Scotland N.V.	Performance	19,850.1
T407672	The Royal Bank of Scotland N.V.	Performance	0.0
T408232	The Royal Bank of Scotland N.V.	Performance	2,645.0
LCA2467NY	The Royal Bank of Scotland plc	Performance	4,784.1
SLCPPDX05105	U.S. Bank N.A.	Performance	70,000.0
NTS664720	Wells Fargo Bank N.A.	Performance	3,194.9
21197	Australian And New Zealand Banking Group Limited	Financial	15.8
29070196-A	Australian And New Zealand Banking Group Limited	Financial	2.2
FHGAV08077000200	Commerzbank AG	Financial	159.8
5637027	Credit Agricole CIB	Financial	2,943.3
8837025	Credit Agricole CIB	Financial	181.6
731337018	Credit Agricole CIB	Financial	2,174.1
FNGPTH116949	HSBC Bank Australia Limited	Financial	622.7
FNGPTH116956	HSBC Bank Australia Limited	Financial	359.7
FNGPTH120304	HSBC Bank Australia Limited	Financial	1,291.0
FNGPTH120736	HSBC Bank Australia Limited	Financial	101.6
FNGPTH122092	HSBC Bank Australia Limited	Financial	413.5
FNGDUB014908	HSBC Bank Middle East Limited	Financial	108.2
CPCS-246955	JPMorgan Chase Bank N.A.	Financial	7,200.0
CPCS-286175	JPMorgan Chase Bank N.A.	Financial	915.0
CPCS-482085	JPMorgan Chase Bank N.A.	Financial	10.2
CPCS-482852	JPMorgan Chase Bank N.A.	Financial	10.2
SLT321426	JPMorgan Chase Bank N.A.	Financial	2,000.0
SLT750105	JPMorgan Chase Bank N.A.	Financial	4,436.8
SLT751064	JPMorgan Chase Bank N.A.	Financial	691.0
032LGFN123150556	Mashreq Bank P.S.C.	Financial	163.4
032LGFN123150766	Mashreq Bank P.S.C.	Financial	54.5
032LGFN123150769	Mashreq Bank P.S.C.	Financial	171.5
032LGFN123150791	Mashreq Bank P.S.C.	Financial	43.6
032LGFN123150846	Mashreq Bank P.S.C.	Financial	8.2
032LGFN123150877	Mashreq Bank P.S.C.	Financial	136.2
032LGOT123151709	Mashreq Bank P.S.C.	Financial	27.5
032LGOT123151728	Mashreq Bank P.S.C.	Financial	61.8
3000368994	SAMBA Financial Group	Financial	18.7
M302406	Standard Bank of South Africa Limited	Financial	0.3
359020594301	Standard Chartered Bank (Thai) PCL	Financial	64.8
MEAE1AE07G501121	The Royal Bank of Scotland N.V.	Financial	13.6
IS0013477	Wells Fargo Bank N.A.	Financial	4,602.0
NTS661771	Wells Fargo Bank N.A.	Financial	12,610.8

LETTER OF CREDIT & BANK GUARANTEE UTILIZATION			1,050,641.4
Revolver Foreign Currency Adjustment			3,927.9

TOTAL UTILIZATION			1,054,569.3

Schedule 1.1.4-Permitted Existing Contingent Obligations

Consolidated Surety Bonds

as of September 30, 2012

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
0141140	Berkley Regional Insurance Company	Performance & Payment	309.9
0141215	Berkley Regional Insurance Company	Performance & Payment	197.7
0146223	Berkley Regional Insurance Company	Performance & Payment	279.6
0149380	Berkley Regional Insurance Company	Performance & Payment	220.4
0149383	Berkley Regional Insurance Company	Performance & Payment	199.0
0152468	Berkley Regional Insurance Company	Performance & Payment	126.9
0152496	Berkley Regional Insurance Company	Performance & Payment	40.2
0152528	Berkley Regional Insurance Company	Performance & Payment	41.4
0152560	Berkley Regional Insurance Company	Performance & Payment	60.0
0152564	Berkley Regional Insurance Company	Performance & Payment	8.2
0152565	Berkley Regional Insurance Company	Performance & Payment	120.2
0156428	Berkley Regional Insurance Company	Performance & Payment	105.3
0157487	Berkley Regional Insurance Company	Performance & Payment	148.8
0159737	Berkley Regional Insurance Company	Performance & Payment	1,126.1
0159741	Berkley Regional Insurance Company	Performance & Payment	399.4
0159744	Berkley Regional Insurance Company	Performance & Payment	245.2
0161864	Berkley Regional Insurance Company	Performance & Payment	1,294.6
0161880	Berkley Regional Insurance Company	Performance & Payment	231.3
0163960	Berkley Regional Insurance Company	Performance & Payment	3,072.8
0165941	Berkley Regional Insurance Company	Performance & Payment	1,567.5
0167355	Berkley Regional Insurance Company	Performance & Payment	2,657.7
0167361	Berkley Regional Insurance Company	Performance & Payment	63.8
0168276	Berkley Regional Insurance Company	Performance & Payment	3,359.4
0168768	Berkley Regional Insurance Company	Performance & Payment	4,708.7
1010311	C.A. Seguros La Occidental	Customs	62.4
1013767	C.A. Seguros La Occidental	Labor	275.2
1013775	C.A. Seguros La Occidental	Labor	179.4
1013776	C.A. Seguros La Occidental	Labor	179.4
1014851	C.A. Seguros La Occidental	Labor	92.3
1014851	C.A. Seguros La Occidental	Performance	573.3
1018458	C.A. Seguros La Occidental	Performance	2,180.0
1018473	C.A. Seguros La Occidental	Performance	1,348.9
1018475	C.A. Seguros La Occidental	Performance	1,348.9
DL004163	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	84.1
DL004165	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	297.7
DL004177	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	164.6
DL004179	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	19.5
DL004205	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	5.7
DL004213	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	68.2
DL004214	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	1.0
DL004314	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	6.5
EX000898	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	77,800.0
81365442	Federal Insurance Company	Performance & Payment	603.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
81365469	Federal Insurance Company	Contractor’s Indemnity	98.7
81558756	Federal Insurance Company	Retention	264.0
81558787	Federal Insurance Company	Contractor’s Indemnity	299.3
81558803	Federal Insurance Company	Contractor’s Indemnity	128.1
81558805	Federal Insurance Company	Contractor’s Indemnity	88.6
82168409	Federal Insurance Company	Performance & Payment	62.9
82187968	Federal Insurance Company	Performance & Payment	90.8
82188013	Federal Insurance Company	Performance & Payment	1,106.1
82199440	Federal Insurance Company	Performance & Payment	413.2
82201936	Federal Insurance Company	Performance & Payment	224.2
82201945	Federal Insurance Company	Performance & Payment	12,790.5
82201946	Federal Insurance Company	Retention	1,550.0
82201951	Federal Insurance Company	Performance & Payment	743.8
82201953	Federal Insurance Company	Performance & Payment	1,025.3
82201960	Federal Insurance Company	Performance & Payment	1,811.7
82203531	Federal Insurance Company	Performance	227.3
82289296	Federal Insurance Company	Performance & Payment	2,097.5
82289305	Federal Insurance Company	Performance & Payment	4,311.4
82289311	Federal Insurance Company	Performance & Payment	1,017.1
82289312	Federal Insurance Company	Performance & Payment	857.8
82289313	Federal Insurance Company	Performance & Payment	1,534.0
82289318	Federal Insurance Company	Performance & Payment	1,043.9
82289324	Federal Insurance Company	Performance & Payment	2,371.5
82289325	Federal Insurance Company	Performance & Payment	894.3
380818	Liberty Seguros S.A.	Civil Liability	1,528.9
1922969	Liberty Seguros S.A.	Performance	3,435.9
1939630	Liberty Seguros S.A.	Performance	3,057.8
2057208	Liberty Seguros S.A.	Performance	400.0
617500186	Mapfre La Seguridad C.A. de Seguros	Labor	69.8
617501086	Mapfre La Seguridad C.A. de Seguros	Performance	963.9
817500176	Mapfre La Seguridad C.A. de Seguros	Labor	317.6
817500191	Mapfre La Seguridad C.A. de Seguros	Donwpayment	635.2
817501048	Mapfre La Seguridad C.A. de Seguros	Performance	317.6
CMS215358	RLI Insurance Company	License & Permit	10.0
CMS215363	RLI Insurance Company	License & Permit	102.0
CMS215364	RLI Insurance Company	Workers Compensation	220.0
CMS215365	RLI Insurance Company	License & Permit	69.1
CMS215368	RLI Insurance Company	License & Permit	40.0
CMS215369	RLI Insurance Company	License & Permit	5.0
CMS226301	RLI Insurance Company	Wage & Welfare	200.0
CMS226306	RLI Insurance Company	Wage & Welfare	12.0
CMS226322	RLI Insurance Company	Contractor’s Indemnity	428.3
CMS226327	RLI Insurance Company	Contractor’s Indemnity	599.7
CMS226329	RLI Insurance Company	Lien Bond	393.2
CMS226331	RLI Insurance Company	License & Permit	102.2
CMS242750	RLI Insurance Company	License & Permit	75.0
CMS242761	RLI Insurance Company	License & Permit	75.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
CMS242762	RLI Insurance Company	License & Permit	147.6
CMS242763	RLI Insurance Company	License & Permit	257.9
CMS242781	RLI Insurance Company	License & Permit	75.0
CMS242799	RLI Insurance Company	License & Permit	163.1
CMS246651	RLI Insurance Company	License & Permit	61.6
CMS246652	RLI Insurance Company	Retention	140.9
CMS246653	RLI Insurance Company	License & Permit	5.0
CMS246656	RLI Insurance Company	License & Permit	25.0
CMS246658	RLI Insurance Company	License & Permit	25.0
CMS246669	RLI Insurance Company	License & Permit	25.0
CMS246670	RLI Insurance Company	Wage & Welfare	3,000.0
TB6389	St. Paul Fire And Marine Insurance Company (SFM)	Court	261.7
9541	Venezolano de Crédito	Customs	231.9
120221005	Westchester Fire Insurance Company	Customs	200.0
K07443821	Westchester Fire Insurance Company	License & Permit	47.0
K07443936	Westchester Fire Insurance Company	License & Permit	20.0
K07443948	Westchester Fire Insurance Company	License & Permit	10.0
K07443985	Westchester Fire Insurance Company	License & Permit	2.0
K0744414A	Westchester Fire Insurance Company	License & Permit	5.0
K07444394	Westchester Fire Insurance Company	License & Permit	50.0
K07444400	Westchester Fire Insurance Company	License & Permit	5.0
K07444448	Westchester Fire Insurance Company	License & Permit	2,000.0
K07444515	Westchester Fire Insurance Company	License & Permit	76.1
K07444540	Westchester Fire Insurance Company	License & Permit	3.0
K07444709	Westchester Fire Insurance Company	License & Permit	2.8
K07444965	Westchester Fire Insurance Company	Contractor’s Indemnity	64.1
K07444977	Westchester Fire Insurance Company	License & Permit	5.0
K07445052	Westchester Fire Insurance Company	Misc Indemnity	30.0
K07785926	Westchester Fire Insurance Company	License & Permit	5.0
K0778594A	Westchester Fire Insurance Company	License & Permit	10.0
K07785963	Westchester Fire Insurance Company	License & Permit	1,440.0
K07786104	Westchester Fire Insurance Company	Court	50.0
K07786141	Westchester Fire Insurance Company	Retention	183.2
K07786153	Westchester Fire Insurance Company	Retention	80.7
K07786189	Westchester Fire Insurance Company	License & Permit	90.0
K08030893	Westchester Fire Insurance Company	License & Permit	10.0
K08031149	Westchester Fire Insurance Company	License & Permit	10.0
K08031216	Westchester Fire Insurance Company	License & Permit	117.0
K08031551	Westchester Fire Insurance Company	License & Permit	90.5
K08232702	Westchester Fire Insurance Company	Contractor’s Indemnity	231.5
K0831021A	Westchester Fire Insurance Company	License & Permit	25.0
K08407575	Westchester Fire Insurance Company	License & Permit	10.0
K08407769	Westchester Fire Insurance Company	Court	13.9
K08408191	Westchester Fire Insurance Company	Performance & Payment	148.7
K08476792	Westchester Fire Insurance Company	License & Permit	5.0
K08477000	Westchester Fire Insurance Company	Performance & Payment	371.2
K08477292	Westchester Fire Insurance Company	Performance & Payment	124.7

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
K08477309	Westchester Fire Insurance Company	License & Permit	413.9
K0847753A	Westchester Fire Insurance Company	Performance & Payment	348.7
K08533581	Westchester Fire Insurance Company	Performance & Payment	431.8
K08533684	Westchester Fire Insurance Company	Performance & Payment	96.3
K08533854	Westchester Fire Insurance Company	Performance & Payment	420.9
K08533908	Westchester Fire Insurance Company	Performance & Payment	958.1
K08533982	Westchester Fire Insurance Company	Performance & Payment	107.5
K08597613	Westchester Fire Insurance Company	Performance & Payment	2,730.6
K08597674	Westchester Fire Insurance Company	Performance & Payment	80.9
K08597893	Westchester Fire Insurance Company	Performance & Payment	316.5
K08598137	Westchester Fire Insurance Company	Performance & Payment	433.6
K08648736	Westchester Fire Insurance Company	Performance & Payment	1,690.5
K08648785	Westchester Fire Insurance Company	Performance & Payment	1,043.6
K08648815	Westchester Fire Insurance Company	License & Permit	25.0
K08648827	Westchester Fire Insurance Company	Performance & Payment	6,458.7
K08648852	Westchester Fire Insurance Company	License & Permit	25.0
K08768158	Westchester Fire Insurance Company	Performance	2,593.4
K08768262	Westchester Fire Insurance Company	Performance & Payment	700.6
K08768365	Westchester Fire Insurance Company	License & Permit	100.0
K08768481	Westchester Fire Insurance Company	License & Permit	12.5
M413771	Westchester Fire Insurance Company	Customs	5.1
MNR216832	Westchester Fire Insurance Company	Performance	170.7
15920529	Western Surety Company	Notary Public	10.0
15929133	Western Surety Company	Notary Public	10.0
15943983	Western Surety Company	Notary Public	10.0
15980507	Western Surety Company	Notary Public	10.0
58618533	Western Surety Company	License & Permit	10.0
58618535	Western Surety Company	License & Permit	50.0
58618536	Western Surety Company	License & Permit	5.0
58618537	Western Surety Company	License & Permit	5.0
58618538	Western Surety Company	License & Permit	50.0
58618541	Western Surety Company	License & Permit	12.5
58618542	Western Surety Company	License & Permit	50.0
58618586	Western Surety Company	License & Permit	5.0
58618595	Western Surety Company	License & Permit	40.0
58618596	Western Surety Company	License & Permit	12.0
58618603	Western Surety Company	Wage & Welfare	25.0
58627861	Western Surety Company	Wage & Welfare	50.0
58627862	Western Surety Company	Wage & Welfare	25.0
58627863	Western Surety Company	Wage & Welfare	25.0
58627864	Western Surety Company	License & Permit	0.1
58627865	Western Surety Company	Wage & Welfare	100.0
58627877	Western Surety Company	License & Permit	12.5
58627879	Western Surety Company	License & Permit	12.0
58633468	Western Surety Company	License & Permit	10.0
58633470	Western Surety Company	License & Permit	12.5
58633472	Western Surety Company	License & Permit	12.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
58633474	Western Surety Company	License & Permit	12.5
58633475	Western Surety Company	License & Permit	12.5
58633476	Western Surety Company	License & Permit	12.0
58633479	Western Surety Company	Wage & Welfare	16.0
58633482	Western Surety Company	License & Permit	10.0
58633483	Western Surety Company	License & Permit	6.0
58637902	Western Surety Company	License & Permit	12.5
58660876	Western Surety Company	Performance & Payment	1,346.2
58660877	Western Surety Company	Performance & Payment	1,306.8
58660886	Western Surety Company	Performance & Payment	34.4
58663562	Western Surety Company	Performance & Payment	62.4
58665765	Western Surety Company	Performance & Payment	1,742.0
58665778	Western Surety Company	Maintenance	55.6
58669592	Western Surety Company	Notary Public	15.0
58669597	Western Surety Company	Performance & Payment	30.0
58669605	Western Surety Company	Performance & Payment	79.1
58675164	Western Surety Company	Performance & Payment	505.2
58675165	Western Surety Company	Performance & Payment	42.3
58675171	Western Surety Company	Notary Public	5.0
58675183	Western Surety Company	Performance & Payment	116.9
58686360	Western Surety Company	Performance & Payment	127.6
58686362	Western Surety Company	Performance & Payment	686.4
58686376	Western Surety Company	License & Permit	12.5
58691315	Western Surety Company	Performance & Payment	1,859.1
58691338	Western Surety Company	Notary Public	5.0
58696767	Western Surety Company	Notary Public	5.0
70993376N	Western Surety Company	Notary Public	10.0
71029418N	Western Surety Company	Notary Public	10.0
71029421N	Western Surety Company	Notary Public	10.0
71064090N	Western Surety Company	Notary Public	10.0
71128040N	Western Surety Company	Notary Public	10.0

SURETY BOND UTILIZATION			191,834.9

SCHEDULE 6.7

LITIGATION

We have been and may from time to time be named as a defendant in legal actions claiming damages in connection with engineering and construction projects, technology licenses and other matters. These are typically claims that arise in the normal course of business, including employment-related claims and contractual disputes or claims for personal injury or property damage which occur in connection with services performed relating to project or construction sites. Contractual disputes normally involve claims relating to the timely completion of projects, performance of equipment or technologies, design or other engineering services or project construction services provided by us. We do not believe that any of our pending contractual, employment-related personal injury or property damage claims and disputes will have a material adverse effect on our future results of operations, financial position or cash flow.

Asbestos Litigation—We are a defendant in lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. Over the past several decades and through September 30, 2012, we have been named a defendant in lawsuits alleging exposure to asbestos involving approximately 5,200 plaintiffs and, of those claims, approximately 1,300 claims were pending and 3,900 have been closed through dismissals or settlements. Over the past several decades and through September 30, 2012, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount of approximately one thousand dollars per claim. We review each case on its own merits and make accruals based upon the probability of loss and our estimates of the amount of liability and related expenses, if any. We do not believe that any unresolved asserted claims will have a material adverse effect on our future results of operations, financial position or cash flow, and, at September 30, 2012, we had approximately $1,600 accrued for liability and related expenses. With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any. While we continue to pursue recovery for recognized and unrecognized contingent losses through insurance, indemnification arrangements or other sources, we are unable to quantify the amount, if any, that we may expect to recover because of the variability in coverage amounts, limitations and deductibles, or the viability of carriers, with respect to our insurance policies for the years in question.

CB&I

SCHEDULES TO AMENDMENT NO. 2

SCHEDULE 6.8

SUBSIDIARIES

See attached.

CB&I

SCHEDULES TO AMENDMENT NO. 2

Dec 2012 - Subsidiaries and Ownership

User Name:	Cindy McMinn
Report Run Date And Time:	12-10-2012 11:22:39 AM CST
Entity Name Or Entity Favorite Name:	All Active Foreign and Domestic
Template Name:	2010 - Subsidiaries and Ownership

850 PINE STREET INC.

Delaware

Entity Vitals

Entity Name	850 PINE STREET INC.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	04-20-2006
Federal Tax ID	20-4730297
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for 850 PINE STREET INC.

A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Texas

Entity Vitals

Entity Name	A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	05-06-1985
Federal Tax ID	76-0151187
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Matrix Management Services, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Arabian CBI Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	07-24-1976
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alfadl, Abdullah Ibrahim A.	Common Shares	30.000000	7.500000	—	Direct
Alfadl, Saleh Abdullah	Common Shares	70.000000	17.500000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian CBI Ltd.

Arabian CBI Tank Manufacturing Company Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Tank Manufacturing Company Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	12-15-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct
Commercial & Industrial Services Co. Ltd.	Common Shares	100.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian CBI Tank Manufacturing Company Ltd.

Arabian Gulf Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Arabian Gulf Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	Cayman Islands
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian Gulf Material Supply Company, Ltd.

Asia Pacific Supply Co.

Delaware

Entity Vitals

Entity Name	Asia Pacific Supply Co.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	03-11-1985
Federal Tax ID	36-3368217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Asia Pacific Supply Co.

Atlantis Contractors Inc.

Delaware

Entity Vitals

Entity Name	Atlantis Contractors Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-12-1972
Federal Tax ID	36-2761226
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Atlantis Contractors Inc.

Cape Steel Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Cape Steel Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Cape Steel Material Supply Company, Ltd.

Catalytic Distillation Technologies

Texas

Entity Vitals

Entity Name	Catalytic Distillation Technologies
Domestic Jurisdiction	Texas
Country	United States
Entity Type	General Partnership
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Catalytic Distillation Technologies

CB&I (Nigeria) Limited

Nigeria

Entity Vitals

Entity Name	CB&I (Nigeria) Limited
Domestic Jurisdiction	Nigeria
Country	Nigeria
Entity Type	Other
Formation Date	07-23-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	5,000,000.0000
# Outstanding	5,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Common Shares	1.000000	0.000020	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999,999.000000	99.999980	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I (Nigeria) Limited

CB&I Cairo, L.L.C.

Egypt

Entity Vitals

Entity Name	CB&I Cairo, L.L.C.
Domestic Jurisdiction	Egypt
Country	Egypt
Entity Type	Other
Formation Date	02-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	144,050.0000
# Shares Issued	144,050.0000
# Outstanding	144,050.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	14,405.000000	10.000000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	129,645.000000	90.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Cairo, L.L.C.

CB&I Canada Ltd.

British Columbia

Entity Vitals

Entity Name	CB&I Canada Ltd.
Domestic Jurisdiction	British Columbia
Country	Canada
Entity Type	Corporation
Formation Date	04-19-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Canada Ltd.

CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

Shanghai

Entity Vitals

Entity Name	CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.
Domestic Jurisdiction	Shanghai
Country	China
Entity Type	Other
Formation Date	01-01-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capital Contributions
Type	Common
# Shares Authorized	140,000.0000
# Shares Issued	140,000.0000
# Outstanding	140,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Capital Contributions	140,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

CB&I Europe B. V.

The Netherlands

Entity Vitals

Entity Name	CB&I Europe B. V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	08-04-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CMP Holdings B.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Europe B. V.

CB&I Finance Company Limited

Dublin

Entity Vitals

Entity Name	CB&I Finance Company Limited
Domestic Jurisdiction	Dublin
Country	Ireland
Entity Type	Other
Formation Date	07-10-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Finance Company Limited

CB&I Holdings (U.K.) Limited

United Kingdom

Entity Vitals

Entity Name	CB&I Holdings (U.K.) Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-23-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,001,000.0000
# Shares Issued	1,000,001.0000
# Outstanding	1,000,001.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	297,674,741.0000
# Outstanding	297,674,741.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000,001.000000	100.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	180,600,000.000000	60.670247	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Holdings (U.K.) Limited

CB&I HOLDINGS B.V.

Amsterdam

Entity Vitals

Entity Name	CB&I HOLDINGS B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Other
Formation Date	03-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	9,000,000.0000
# Shares Issued	1,800,000.0000
# Outstanding	1,800,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Registered Shares	1,800,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOLDINGS B.V.

CB&I HOUSTON 06 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 06 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197110
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 07 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197179
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 08 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197221
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 09 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197315
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 10 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197370
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 11 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197415
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 12 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197452
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 13 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197532
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-16-2005
Federal Tax ID	20-3197016
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON LLC

CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

Hungary

Entity Vitals

Entity Name	CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Domestic Jurisdiction	Hungary
Country	Hungary
Entity Type	Other
Formation Date	08-27-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Capital
Type	Common
# Shares Authorized	15,000.0000
# Shares Issued	15,000.0000
# Outstanding	15,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Registered Capital	14,500.000000	96.666667	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Capital	500.000000	3.333333	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

CB&I Inc.

Texas

Entity Vitals

Entity Name	CB&I Inc.
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	08-31-1979
Federal Tax ID	36-3046868
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	125,000.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Inc.

CB&I India Private Limited

India

Entity Vitals

Entity Name	CB&I India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	04-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	March 31

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	50,000,000.0000
# Shares Issued	21,359,858.0000
# Outstanding	21,359,858.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	21,139,708.000000	98.969328	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Shares	220,150.000000	1.030672	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I India Private Limited

CB&I LGOC/Techint Compania

England

Entity Vitals

Entity Name	CB&I LGOC/Techint Compania
Domestic Jurisdiction	England
Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I LGOC/Techint Compania

CB&I London

London

Entity Vitals

Entity Name	CB&I London
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Membership Units
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Paddington Limited	Membership Units	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I London

CB&I Lummus Crest Ltd.

England

Entity Vitals

Entity Name	CB&I Lummus Crest Ltd.
Domestic Jurisdiction	England
Country	England
Entity Type	Other
Formation Date	07-09-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Crest Ltd.

CB&I Lummus Deutschland GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus Deutschland GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-18-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Dollars	50,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Deutschland GmbH

CB&I Lummus Engineering & Technology China Co. Ltd.

China

Entity Vitals

Entity Name	CB&I Lummus Engineering & Technology China Co. Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Other
Formation Date	02-06-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Engineering & Technology China Co. Ltd.

CB&I Lummus GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	05-06-1965
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in DM
Type	Common
# Shares Authorized	2,600,000.0000
# Shares Issued	2,600,000.0000
# Outstanding	2,600,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in DM	2,600,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus GmbH

CB&I Lummus Ltda.

Brazil

Entity Vitals

Entity Name	CB&I Lummus Ltda.
Domestic Jurisdiction	Brazil
Country	Brazil
Entity Type	Other
Formation Date	04-05-1974
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Rs
Type	Common
# Shares Authorized	32,012,387.0000
# Shares Issued	32,012,387.0000
# Outstanding	32,012,387.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus International Corporation	Capitalization in Rs	2.000000	0.000006	—	Direct
Lummus Technology Inc.	Capitalization in Rs	32,012,385.000000	99.999994	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Ltda.

CB&I Malta Limited

Malta

Entity Vitals

Entity Name	CB&I Malta Limited
Domestic Jurisdiction	Malta
Country	Malta
Entity Type	Other
Formation Date	08-19-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1.000000	0.001000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	99,999.000000	99.999000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Malta Limited

CB&I Mauritius

Mauritius

Entity Vitals

Entity Name	CB&I Mauritius
Domestic Jurisdiction	Mauritius
Country	Mauritius
Entity Type	Other
Formation Date	08-02-1994
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Mauritius

CB&I Nederland B.V.

The Hague

Entity Vitals

Entity Name	CB&I Nederland B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	272,270.0000
# Shares Issued	54,454.0000
# Outstanding	54,454.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	54,454.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Nederland B.V.

CB&I Oil & Gas Europe B.V.

The Hague

Entity Vitals

Entity Name	CB&I Oil & Gas Europe B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-26-1990
Federal Tax ID	802136278
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,115.0000
# Shares Issued	225.0000
# Outstanding	225.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	225.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Oil & Gas Europe B.V.

CB&I Paddington Limited

London

Entity Vitals

Entity Name	CB&I Paddington Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-04-2004
Federal Tax ID	n/a
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	3,589,077.0000
# Outstanding	3,589,077.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	3,589,077.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Paddington Limited

CB&I Rusland B.V.

The Netherlands

Entity Vitals

Entity Name	CB&I Rusland B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	09-26-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	18,000.0000
# Shares Issued	18,000.0000
# Outstanding	18,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	18,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Rusland B.V.

CB&I s.r.o.

Czech Republic

Entity Vitals

Entity Name	CB&I s.r.o.
Domestic Jurisdiction	Czech Republic
Country	Czech Republic
Entity Type	Other
Formation Date	10-24-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I s.r.o.

CB&I Singapore Pte. Ltd.

Singapore

Entity Vitals

Entity Name	CB&I Singapore Pte. Ltd.
Domestic Jurisdiction	Singapore
Country	Singapore
Entity Type	Other
Formation Date	01-19-1984
Federal Tax ID	198400246W
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in SGD
Type	Common
# Shares Authorized	550,000.0000
# Shares Issued	527,802.0000
# Outstanding	527,802.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in SGD	527,802.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Singapore Pte. Ltd.

CB&I Tyler Company

Delaware

Entity Vitals

Entity Name	CB&I Tyler Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-13-2000
Federal Tax ID	75-2905637
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I WOODLANDS LLC	Preferred Shares	10.000000	100.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Tyler Company

CB&I UK LIMITED

London

Entity Vitals

Entity Name	CB&I UK LIMITED
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	05-14-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	207,200,000.0000
# Shares Issued	117,074,741.0000
# Outstanding	117,074,741.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	155,600,000.0000
# Outstanding	155,600,000.0000

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	80,000,000.0000
# Outstanding	80,000,000.0000

Security Name	Registered Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	25,000,000.0000
# Outstanding	25,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.000001	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	117,074,740.000000	99.999999	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	155,600,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I UK LIMITED

CB&I UK/Techint International Construction

England

Entity Vitals

Entity Name	CB&I UK/Techint International Construction
Domestic Jurisdiction	England
Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I UK/Techint International Construction

CB&I WOODLANDS LLC

Delaware

Entity Vitals

Entity Name	CB&I WOODLANDS LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-01-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	January 3

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I WOODLANDS LLC

CBI (Malaysia) Sdn. Bhd.

Malaysia

Entity Vitals

Entity Name	CBI (Malaysia) Sdn. Bhd.
Domestic Jurisdiction	Malaysia
Country	Malaysia
Entity Type	Other
Formation Date	12-03-1980
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	1,674,000.0000
# Outstanding	1,674,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Bin Ali, Datuk Abdullah	Common Shares	421,000.000000	25.149343	—	Direct
Bin Ali, Haji Sulaiman	Common Shares	140,000.000000	8.363202	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,065,000.000000	63.620072	—	Direct
Rais Nor, Abdul Mohammad	Common Shares	30,000.000000	1.792115	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Malaysia) Sdn. Bhd.

CBI (Philippines) Inc.

Philippines

Entity Vitals

Entity Name	CBI (Philippines) Inc.
Domestic Jurisdiction	Philippines
Country	Philippines
Entity Type	Other
Formation Date	03-23-1962
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000,000.0000
# Shares Issued	1,200,000.0000
# Outstanding	1,200,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Badong, Orlando B.	Common Shares	1.000000	0.000083	—	Direct
Bennett, Peter K.	Common Shares	1.000000	0.000083	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,199,993.000000	99.999417	—	Direct
Dizon, Rommel N.	Common Shares	1.000000	0.000083	—	Direct
Loft, Geoffrey Ronald	Common Shares	1.000000	0.000083	—	Direct
Santos, Leonila M.	Common Shares	1.000000	0.000083	—	Direct
Uy, Romulo J.	Common Shares	1.000000	0.000083	—	Direct
Willard, Douglas Arthur	Common Shares	1.000000	0.000083	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Philippines) Inc.

CBI (Thailand) Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	CBI (Thailand) Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	07-30-1993
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBIT I, LLC	Common Shares	499,998.000000	49.999800	—	Direct
CBIT II, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT III, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT IV, LLC	Common Shares	1.000000	0.000100	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	499,998.000000	49.999800	—	Direct
Han, Pin-Chung	Common Shares	1.000000	0.000100	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Thailand) Limited

CBI Americas Ltd.

Delaware

Entity Vitals

Entity Name	CBI Americas Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-04-2004
Federal Tax ID	20-1973526
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Americas Ltd.

CBI Aruba N.V.

ARUBA

Entity Vitals

Entity Name	CBI Aruba N.V.
Domestic Jurisdiction	ARUBA
Country	Aruba
Entity Type	Other
Formation Date	08-04-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Aruba N.V.

CBI Bahamas Limited

Bahamas

Entity Vitals

Entity Name	CBI Bahamas Limited
Domestic Jurisdiction	Bahamas
Country	Bahamas
Entity Type	Other
Formation Date	04-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Bahamas Limited

CBI Caribe, Ltd.

Delaware

Entity Vitals

Entity Name	CBI Caribe, Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	08-15-1969
Federal Tax ID	51-0109090
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,500.0000
# Shares Issued	3,500.0000
# Outstanding	3,500.0000

Capital Structure - Derivative

There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2,128.000000	60.800000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Caribe, Ltd.

CBI Colombiana S.A.

Cartagena

Entity Vitals

Entity Name	CBI Colombiana S.A.
Domestic Jurisdiction	Cartagena
Country	Colombia
Entity Type	Other
Formation Date	10-25-2007
Federal Tax ID	900190385
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	169,986,701.0000
# Outstanding	169,986,701.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Calcedo, Jaime Eduardo Trujillo	Common Shares	0.001000	0.000000	—	Direct
Carvajal, Martha Tatiana Garces	Common Shares	0.001000	0.000000	—	Direct
CBI Bahamas Limited	Common Shares	8,499,349.000000	5.000008	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	161,487,351.997000	94.999992	—	Direct
Montgomery, Clare	Common Shares	0.001000	0.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Colombiana S.A.

CBI Company Ltd.

Delaware

Entity Vitals

Entity Name	CBI Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-11-1945
Federal Tax ID	36-2196189
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	5,310.0000
# Outstanding	5,310.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	5,310.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Company Ltd.

CBI Construcciones S.A.

Argentina

Entity Vitals

Entity Name	CBI Construcciones S.A.
Domestic Jurisdiction	Argentina
Country	Argentina
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	5.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	950,000.000000	95.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Construcciones S.A.

CBI Constructors (PNG) Pty. Limited

Papua New Guinea

Entity Vitals

Entity Name	CBI Constructors (PNG) Pty. Limited
Domestic Jurisdiction	Papua New Guinea
Country	Papua New Guinea
Entity Type	Other
Formation Date	05-31-1989
Federal Tax ID	TC 34203
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Pty. Ltd.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors (PNG) Pty. Limited

CBI Constructors FZE

Dubai

Entity Vitals

Entity Name	CBI Constructors FZE
Domestic Jurisdiction	Dubai
Country	United Arab Emirates
Entity Type	Other
Formation Date	11-18-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors FZE

CBI Constructors Limited

United Kingdom

Entity Vitals

Entity Name	CBI Constructors Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	12-04-1954
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200,000.0000
# Shares Issued	163,536.0000
# Outstanding	163,536.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Holdings (U.K.) Limited	Common Shares	163,536.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors Limited

CBI Constructors Pty. Ltd.

New South Wales

Entity Vitals

Entity Name	CBI Constructors Pty. Ltd.
Domestic Jurisdiction	New South Wales
Country	Australia
Entity Type	Other
Formation Date	02-23-1968
Federal Tax ID	80-976282
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000.0000
# Shares Issued	302,623.0000
# Outstanding	302,623.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	302,623.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors Pty. Ltd.

CBI Constructors S.A. (Proprietary) Limited

South Africa

Entity Vitals

Entity Name	CBI Constructors S.A. (Proprietary) Limited
Domestic Jurisdiction	South Africa
Country	South Africa
Entity Type	Other
Formation Date	09-07-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	275,000.0000
# Shares Issued	263,000.0000
# Outstanding	263,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	263,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors S.A. (Proprietary) Limited

CBI Costa Rica, S.A.

Costa Rica

Entity Vitals

Entity Name	CBI Costa Rica, S.A.
Domestic Jurisdiction	Costa Rica
Country	Costa Rica
Entity Type	Corporation
Formation Date	11-13-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,999.000000	99.950000	—	Direct
CMP Holdings B.V.	Common Shares	1.000000	0.050000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Costa Rica, S.A.

CBI de Nicaragua, Sociedad Anónima

Nicaragua

Entity Vitals

Entity Name	CBI de Nicaragua, Sociedad Anónima
Domestic Jurisdiction	Nicaragua
Country	Nicaragua
Entity Type	Other
Formation Date	10-20-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	June 30

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Caribe, Ltd.	Common Shares	1.000000	0.100000	—	Direct
CBI Company Ltd.	Common Shares	998.000000	99.800000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1.000000	0.100000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI de Nicaragua, Sociedad Anónima

CBI de Venezuela, C. A.

Venezuela

Entity Vitals

Entity Name	CBI de Venezuela, C. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-07-1972
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,505,000.0000
# Shares Issued	2,505,000.0000
# Outstanding	2,505,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	25,050.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI de Venezuela, C. A.

CBI Dominicana, SRL

Dominican Republic

Entity Vitals

Entity Name	CBI Dominicana, SRL
Domestic Jurisdiction	Dominican Republic
Country	Dominican Republic
Entity Type	Corporation
Formation Date	06-16-2008
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	6,900.0000
# Shares Issued	6,900.0000
# Outstanding	6,900.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Browning, Walter G.	Ordinary Shares	1.000000	0.014493	—	Direct
Canals, Cesar E.	Ordinary Shares	1.000000	0.014493	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary Shares	6,894.000000	99.913043	—	Direct
Lopez, Sergio	Ordinary Shares	1.000000	0.014493	—	Direct
Novak, Timothy	Ordinary Shares	1.000000	0.014493	—	Direct
Rector, Ronald B.	Ordinary Shares	1.000000	0.014493	—	Direct
Schmidt, Kenneth L.	Ordinary Shares	1.000000	0.014493	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Dominicana, SRL

CBI Eastern Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	CBI Eastern Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Eastern Anstalt

CBI Jamaica Limited

JAMAICA

Entity Vitals

Entity Name	CBI Jamaica Limited
Domestic Jurisdiction	JAMAICA
Country	Jamaica
Entity Type	Other
Formation Date	07-20-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Jamaica Limited

CBI Luxembourg S.a.r.l.

Luxembourg

Entity Vitals

Entity Name	CBI Luxembourg S.a.r.l.
Domestic Jurisdiction	Luxembourg
Country	Luxembourg
Entity Type	Other
Formation Date	04-23-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	800.0000
# Shares Issued	800.0000
# Outstanding	800.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	800.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Luxembourg S.a.r.l.

CBI Montajes de Chile Limitada

Chile

Entity Vitals

Entity Name	CBI Montajes de Chile Limitada
Domestic Jurisdiction	Chile
Country	Chile
Entity Type	Other
Formation Date	11-22-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Class A Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Class A Common Shares	10.000000	1.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Class A Common Shares	990.000000	99.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Montajes de Chile Limitada

CBI Overseas, LLC

Delaware

Entity Vitals

Entity Name	CBI Overseas, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-17-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CBI Overseas, LLC

CBI Panama, S.A.

Panama

Entity Vitals

Entity Name	CBI Panama, S.A.
Domestic Jurisdiction	Panama
Country	Panama
Entity Type	Other
Formation Date	12-20-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Panama, S.A.

CBI Peruana SAC

Peru

Entity Vitals

Entity Name	CBI Peruana SAC
Domestic Jurisdiction	Peru
Country	Peru
Entity Type	Other
Formation Date	10-10-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Cedeno, Cipriano	Common Shares	0.010000	0.000200	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999.990000	99.999800	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Peruana SAC

CBI Services, Inc.

Delaware

Entity Vitals

Entity Name	CBI Services, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-24-1985
Federal Tax ID	36-3369071
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	11,000.0000
# Outstanding	11,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	22,202.0000
# Outstanding	22,202.0000

Security Name	Preferred Shares Series B
Type	Common
# Shares Authorized	48,000.0000
# Shares Issued	8,000.0000
# Outstanding	8,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	11,000.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares	22,202.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares Series B	8,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Services, Inc.

CBI Venezolana, S. A.

Venezuela

Entity Vitals

Entity Name	CBI Venezolana, S. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-09-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,190,000,000.0000
# Shares Issued	17,200.0000
# Outstanding	17,200.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	17,200.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Venezolana, S. A.

CBIT I, LLC

Delaware

Entity Vitals

Entity Name	CBIT I, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT I, LLC

CBIT II, LLC

Delaware

Entity Vitals

Entity Name	CBIT II, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT II, LLC

CBIT III, LLC

Delaware

Entity Vitals

Entity Name	CBIT III, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT III, LLC

CBIT IV, LLC

Delaware

Entity Vitals

Entity Name	CBIT IV, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT IV, LLC

CDTECH International Corporation

Delaware

Entity Vitals

Entity Name	CDTECH International Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	07-25-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Catalytic Distillation Technologies	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CDTECH International Corporation

Central Trading Company, Ltd.

Delaware

Entity Vitals

Entity Name	Central Trading Company, Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-09-1988
Federal Tax ID	36-3621439
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Central Trading Company, Ltd.

Chemical Research & Licensing Company

Texas

Entity Vitals

Entity Name	Chemical Research & Licensing Company
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	05-19-1978
Federal Tax ID	1-74-2051170 - 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	40,000.0000
# Outstanding	40,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Chemical Research & Licensing Company

Chevron Lummus Global L.L.C.

Delaware

Entity Vitals

Entity Name	Chevron Lummus Global L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	04-01-1994
Federal Tax ID	94-3204240
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Catalyst Company Ltd.	Percentage Ownership Interest	50.000000	50.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chevron Lummus Global L.L.C.

Chicago Bridge & Iron (Antilles) N. V.

Curacao

Entity Vitals

Entity Name	Chicago Bridge & Iron (Antilles) N. V.
Domestic Jurisdiction	Curacao
Country	Netherlands Antilles
Entity Type	Other
Formation Date	04-15-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	30,000.0000
# Shares Issued	6,000.0000
# Outstanding	6,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	6,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron (Antilles) N. V.

Chicago Bridge & Iron Company

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-10-1996
Federal Tax ID	06-1477022
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I HOLDINGS B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company

Illinois

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Illinois
Country	United States
Entity Type	Corporation
Formation Date	08-08-1889
Federal Tax ID	36-0897120
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company & Co. L.L.C.

Oman

Entity Vitals

Entity Name	Chicago Bridge & Iron Company & Co. L.L.C.
Domestic Jurisdiction	Oman
Country	Oman
Entity Type	Other
Formation Date	04-22-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	150,000.0000
# Shares Issued	150,000.0000
# Outstanding	150,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Al Bussaidy, Sayyid Slaem Musallam Ali	Common Shares	45,000.000000	30.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	105,000.000000	70.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company & Co. L.L.C.

Chicago Bridge & Iron Company (Delaware)

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Delaware)
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	05-14-1979
Federal Tax ID	36-3026565
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company (Delaware)

Chicago Bridge & Iron Company (Egypt) LLC

Giza

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Egypt) LLC
Domestic Jurisdiction	Giza
Country	Egypt
Entity Type	Other
Formation Date	11-23-1999
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,600.000000	80.000000	—	Direct
Marco, Basil	Common Shares	200.000000	10.000000	—	Direct
Nassar, Mike	Common Shares	200.000000	10.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company (Egypt) LLC

Chicago Bridge & Iron Company B.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	03-17-1997
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	50.0000
# Outstanding	50.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lealand Finance Company B.V.	Common Shares	50.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company B.V.

Chicago Bridge & Iron Company N.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company N.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	11-22-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	250,000,000.0000
# Shares Issued	98,083,608.0000
# Outstanding	98,083,608.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company N.V.

Chicago Bridge de México, S.A. de C.V.

Mexico

Entity Vitals

Entity Name	Chicago Bridge de México, S.A. de C.V.
Domestic Jurisdiction	Mexico
Country	Mexico
Entity Type	Other
Formation Date	01-13-1998
Federal Tax ID	ACE-980113T61
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.100000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	999.000000	99.900000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge de México, S.A. de C.V.

Chicago Bridge Servcios Petroleros S.A.

Bolivia

Entity Vitals

Entity Name	Chicago Bridge Servcios Petroleros S.A.
Domestic Jurisdiction	Bolivia
Country	Bolivia
Entity Type	Corporation
Formation Date	12-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	35.0000
# Shares Issued	35.0000
# Outstanding	35.0000

Capital Structure - Derivative

There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Ordinary Shares	1.000000	2.857143	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary Shares	33.000000	94.285714	—	Direct
CMP Holdings B.V.	Ordinary Shares	1.000000	2.857143	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge Servcios Petroleros S.A.

Chicago Bridge Uruguay S.A.

Uruguay

Entity Vitals

Entity Name	Chicago Bridge Uruguay S.A.
Domestic Jurisdiction	Uruguay
Country	Uruguay
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,050,000.0000
# Shares Issued	262,500.0000
# Outstanding	262,500.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	262,500.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge Uruguay S.A.

CLG Technical Services LLC

Delaware

Entity Vitals

Entity Name	CLG Technical Services LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	07-10-2002
Federal Tax ID	20-3546217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chevron Lummus Global L.L.C.	Common Shares	10.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CLG Technical Services LLC

CMP Holdings B.V.

The Netherlands

Entity Vitals

Entity Name	CMP Holdings B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	07-22-1981
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	60,000,000.0000
# Shares Issued	42,889,195.0000
# Outstanding	42,889,195.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	42,889,195.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CMP Holdings B.V.

Constructora C.B.I. Limitada

Chile

Entity Vitals

Entity Name	Constructora C.B.I. Limitada
Domestic Jurisdiction	Chile
Country	Chile
Entity Type	Other
Formation Date	02-06-1987
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	205,000.0000
# Shares Issued	205,000.0000
# Outstanding	205,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Company Ltd.	Common Shares	202,950.000000	99.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	2,050.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Constructora C.B.I. Limitada

Constructors International, L.L.C.

Delaware

Entity Vitals

Entity Name	Constructors International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-20-1974
Federal Tax ID	75-2905207
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Constructors International, L.L.C.

Crystal Acquisition Subsidiary Inc.

Louisiana

Entity Vitals

Entity Name	Crystal Acquisition Subsidiary Inc.
Domestic Jurisdiction	Louisiana
Country	United States
Entity Type	Corporation
Formation Date	07-17-2012
Federal Tax ID	46-1073870
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Crystal Acquisition Subsidiary Inc.

CSA Trading Company Ltd.

Delaware

Entity Vitals

Entity Name	CSA Trading Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-04-2004
Federal Tax ID	20-1973663
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CSA Trading Company Ltd.

CSC Netherlands B.V.

Amsterdam

Entity Vitals

Entity Name	CSC Netherlands B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Private Limited Company
Formation Date	11-29-2012
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	300,000.0000
# Outstanding	300,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	33.333333	—	Direct
Chiyoda Corporation	Common Shares	100,000.000000	33.333333	—	Direct
Saipem International N.V.	Common Shares	100,000.000000	33.333333	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CSC Netherlands B.V.

Fibre Making Processes, Inc.

Illinois

Entity Vitals

Entity Name	Fibre Making Processes, Inc.
Domestic Jurisdiction	Illinois
Country	United States
Entity Type	Corporation
Formation Date	09-09-1916
Federal Tax ID	94-1014317
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	750.0000
# Shares Issued	750.0000
# Outstanding	750.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	750.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Fibre Making Processes, Inc.

HBI Holdings, LLC

Delaware

Entity Vitals

Entity Name	HBI Holdings, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838623
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International Management, LLC	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for HBI Holdings, LLC

Highland Trading Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Highland Trading Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	09-12-1989
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	September 11

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Highland Trading Company, Ltd.

Horton CBI, Limited

Alberta

Entity Vitals

Entity Name	Horton CBI, Limited
Domestic Jurisdiction	Alberta
Country	Canada
Entity Type	Corporation
Formation Date	08-04-1916
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	65,000.0000
# Shares Issued	64,979.0000
# Outstanding	64,979.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chasin, Phil	Common Shares	1.000000	0.001539	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	64,965.000000	99.978455	—	Direct
Inman, William	Common Shares	13.000000	0.020006	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Horton CBI, Limited

Howe-Baker Eastern Limited

United Kingdom

Entity Vitals

Entity Name	Howe-Baker Eastern Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	11-06-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Eastern Limited

Howe-Baker Engineers, Ltd.

Texas

Entity Vitals

Entity Name	Howe-Baker Engineers, Ltd.
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	01-04-2001
Federal Tax ID	75-2912742
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Howe-Baker Management, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Engineers, Ltd.

Howe-Baker Holdings, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Holdings, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-27-1974
Federal Tax ID	75-2905206
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Holdings, L.L.C.

Howe-Baker International Management, LLC

Delaware

Entity Vitals

Entity Name	Howe-Baker International Management, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838620
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker International Management, LLC

Howe-Baker International, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-27-1980
Federal Tax ID	75-2905191
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Inc.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker International, L.L.C.

Howe-Baker Management, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Management, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	09-24-1998
Federal Tax ID	75-2905212
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Management, L.L.C.

Hua Lu Engineering Co., Ltd.

China

Entity Vitals

Entity Name	Hua Lu Engineering Co., Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Joint Venture - Foreign
Formation Date	06-01-1985
Federal Tax ID	3105600002317
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Membership Units
Type	Preferred
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Membership Units	50.000000	50.000000	—	Direct
SINOPEC (China Petrochemical International Company)	Membership Units	50.000000	50.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Hua Lu Engineering Co., Ltd.

International Process Supply Company, Ltd

Cayman Islands

Entity Vitals

Entity Name	International Process Supply Company, Ltd
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	02-28-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for International Process Supply Company, Ltd

IOP Services

England

Entity Vitals

Entity Name	IOP Services
Domestic Jurisdiction	England
Country	England
Entity Type	Other
Formation Date	12-17-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for IOP Services

Lealand Finance Company B.V.

The Netherlands

Entity Vitals

Entity Name	Lealand Finance Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	12-30-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lealand Finance Company B.V.

Lummus Alireza Ltd Co

Saudi Arabia

Entity Vitals

Entity Name	Lummus Alireza Ltd Co
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Limited Liability Company
Formation Date	01-11-1977
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	35,000.0000
# Shares Issued	35,000.0000
# Outstanding	35,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alireza, Alawi Mahmood	Common Shares	735.000000	2.100000	—	Direct
Alireza, Yousuf	Common Shares	735.000000	2.100000	—	Direct
CB&I Nederland B.V.	Common Shares	33,530.000000	95.800000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Alireza Ltd Co

Lummus Catalyst Company Ltd.

Delaware

Entity Vitals

Entity Name	Lummus Catalyst Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334969
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Catalyst Company Ltd.

Lummus International Corporation

Delaware

Entity Vitals

Entity Name	Lummus International Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334973
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus International Corporation

Lummus Novolen Technology GmbH

GERMANY

Entity Vitals

Entity Name	Lummus Novolen Technology GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-20-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Euros
Type	Common
# Shares Authorized	25,000.0000
# Shares Issued	25,000.0000
# Outstanding	25,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Euros	25,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Novolen Technology GmbH

Lummus Overseas Corporation

Delaware

Entity Vitals

Entity Name	Lummus Overseas Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-01-1968
Federal Tax ID	13-2623361
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Overseas Corporation

Lummus Technology B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	01-04-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	200.0000
# Outstanding	200.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	200.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology B.V.

Lummus Technology Heat Transfer B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology Heat Transfer B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	22,690.0000
# Shares Issued	4,538.0000
# Outstanding	4,538.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	4,538.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology Heat Transfer B.V.

Lummus Technology Inc.

Delaware

Entity Vitals

Entity Name	Lummus Technology Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-19-1930
Federal Tax ID	13-0989425
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	61,160.0000
# Outstanding	61,160.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	61,160.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology Inc.

Lutech Resources Australia Pty Ltd

W. Australia

Entity Vitals

Entity Name	Lutech Resources Australia Pty Ltd
Domestic Jurisdiction	W. Australia
Country	Australia
Entity Type	Corporation
Formation Date	07-29-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Australia Pty Ltd

Lutech Resources B.V.

The Hague

Entity Vitals

Entity Name	Lutech Resources B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Limited Liability Company
Formation Date	03-12-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	900.0000
# Shares Issued	180.0000
# Outstanding	180.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	180.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources B.V.

Lutech Resources Canada Ltd.

Alberta

Entity Vitals

Entity Name	Lutech Resources Canada Ltd.
Domestic Jurisdiction	Alberta
Country	Canada
Entity Type	Corporation
Formation Date	07-07-2010
Federal Tax ID	803208859
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Canada Ltd.

Lutech Resources Inc.

Delaware

Entity Vitals

Entity Name	Lutech Resources Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-12-2000
Federal Tax ID	75-2903851
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Inc.

Lutech Resources India Private Limited

India

Entity Vitals

Entity Name	Lutech Resources India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	11-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	1,200,000.0000
# Shares Issued	406,237.0000
# Outstanding	406,237.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	402,143.000000	98.992214	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Shares	4,094.000000	1.007786	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources India Private Limited

Lutech Resources Limited

London

Entity Vitals

Entity Name	Lutech Resources Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	06-26-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Limited

Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Texas

Entity Vitals

Entity Name	Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	10-28-1977
Federal Tax ID	74-1974536
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.900000	99.900000	—	Direct
Howe-Baker International Management, LLC	Percentage Ownership Interest	0.100000	0.100000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Matrix Management Services, L.L.C.

Delaware

Entity Vitals

Entity Name	Matrix Management Services, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838621
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE- BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Matrix Management Services, L.L.C.

Neo Creator Co, Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	Neo Creator Co, Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	01-24-2003
Federal Tax ID	3 03078978 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,499.0000
# Shares Issued	1,499.0000
# Outstanding	1,499.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	499.000000	33.288859	—	Direct
Chueasoey, Pongyuth	Common Shares	1.000000	0.066711	—	Direct
Malawan, Anawat	Common Shares	1.000000	0.066711	—	Direct
Manasarn, Thansammorn	Common Shares	1.000000	0.066711	—	Direct
Poonithet, Adisak	Common Shares	1.000000	0.066711	—	Direct
Sensupa, Satit	Common Shares	1.000000	0.066711	—	Direct
Traisarnsri, Chairat	Common Shares	1.000000	0.066711	—	Direct
Vasinwatanapong, Pattara	Common Shares	1.000000	0.066711	—	Direct
VPPW Business Consultant Ltd.	Common Shares	494.000000	32.955304	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Neo Creator Co, Limited

Netherlands Operating Company B.V.

The Hague

Entity Vitals

Entity Name	Netherlands Operating Company B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-24-1986
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	910.0000
# Shares Issued	182.0000
# Outstanding	182.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	182.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Netherlands Operating Company B.V.

Novolen Technology Holdings C.V.

The Hague

Entity Vitals

Entity Name	Novolen Technology Holdings C.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	08-22-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Units of Ownership
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Novolen Technology Holdings C.V.

Oasis Supply Company Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	Oasis Supply Company Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Eastern Anstalt	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oasis Supply Company Anstalt

Oasis Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Oasis Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	03-28-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oasis Supply Company, Ltd.

Oceanic Contractors, Inc.

Delaware

Entity Vitals

Entity Name	Oceanic Contractors, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	09-14-1964
Federal Tax ID	36-2536765
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	45,720.0000
# Outstanding	45,720.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	45,720.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oceanic Contractors, Inc.

OOO CB&I Lummus

Moscow

Entity Vitals

Entity Name	OOO CB&I Lummus
Domestic Jurisdiction	Moscow
Country	Russian Federation
Entity Type	Other
Formation Date	03-28-2001
Federal Tax ID	7701260987
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for OOO CB&I Lummus

Oxford Metal Supply Limited

United Kingdom

Entity Vitals

Entity Name	Oxford Metal Supply Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-09-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Limited	Common Shares	99.000000	99.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oxford Metal Supply Limited

P.T. Chicago Bridge & Iron

Indonesia

Entity Vitals

Entity Name	P.T. Chicago Bridge & Iron
Domestic Jurisdiction	Indonesia
Country	Indonesia
Entity Type	Other
Formation Date	11-14-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	6,624.0000
# Shares Issued	1,656.0000
# Outstanding	1,656.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for P.T. Chicago Bridge & Iron

Pacific Rim Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Pacific Rim Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Pacific Rim Material Supply Company, Ltd.

Sarida Offshore Company

B.W.I.

Entity Vitals

Entity Name	Sarida Offshore Company
Domestic Jurisdiction	B.W.I.
Country	Cayman Islands
Entity Type	General Partnership
Formation Date	05-30-1985
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Sarida Offshore Company

Southern Tropic Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Southern Tropic Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Southern Tropic Material Supply Company, Ltd.

Tank Constructors Limited

London

Entity Vitals

Entity Name	Tank Constructors Limited
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Tank Constructors Limited

Woodlands International Insurance Company

Ireland

Entity Vitals

Entity Name	Woodlands International Insurance Company
Domestic Jurisdiction	Ireland
Country	Ireland
Entity Type	Other
Formation Date	12-16-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	860,000.0000
# Outstanding	860,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	860,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Woodlands International Insurance Company

World Bridge General Contracting Company

Iraq

Entity Vitals

Entity Name	World Bridge General Contracting Company
Domestic Jurisdiction	Iraq
Country	Iraq
Entity Type	Limited Liability Company
Formation Date	06-20-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for World Bridge General Contracting Company

End of Report
hCue, Powering Good Corporate Governance - brought to you by CT Corporation © 2012 , a Wolters Kluwer company

SCHEDULE 6.9

PENSIONS AND POST-RETIREMENT PLANS

Amount (in $000s)
USA	$(63,252)
Germany *	$(51,925)
London	$(45,935)
Netherlands - Insured Plan **	$(16,900)
Canada	$(6,100)

Total	$(184,111)

*	Unfunded in accordance with local law
**	Annual premiums paid by Company to an insurance company, which bears the pension obligation

CB&I

SCHEDULES TO AMENDMENT NO. 2

SCHEDULE 6.17

ENVIRONMENTAL MATTERS

(a) (iii) A subsidiary of the Company is subject to a consent order at its former facility in New Castle, Delaware.

Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and Form 10-Q for the three quarters of 2012.

(a) (iv) The Company and its subsidiaries have operated for many years at many facilities at which there are or may have been landfills, waste piles, underground storage tanks, aboveground storage tanks, surface impoundments and hazardous waste storage facilities of all kinds, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment or asbestos containing materials.

(a) (v) A subsidiary of the Company was a minority shareholder in a company which owned or operated wood treating facilities at sites in the United States, some of which are currently under investigation, monitoring or remediation under various environmental laws. With respect to some of these sites, the subsidiary has been named a potentially responsible party (“PRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws. Without admitting any liability, the subsidiary has entered into a consent decree with the federal government regarding one of these sites and has had an administrative order issued against it with respect to another. Without admitting any liability, the subsidiary has reached settlements at most sites, which require the other PRP’s to perform the environmental clean-up. In July, 1996, a judgment in favor of the subsidiary was entered in the suit Aluminum Company of America v. Beazer East, Inc. v. Chicago Bridge & Iron Company, instituted in January 1991, before the U.S. District Court for the Western District of Pennsylvania. On September 2, 1997, the United States Court of Appeals for the Third Circuit affirmed the judgment in favor of the Subsidiary. There were no further appeals.

(a) (vi) In December 2008, Trinity Industries, Inc, the current owner of the Greenville, PA facilities previously owned the Company, filed suit against the Company seeking apportionment of clean up costs of the property to be expended. On April 4, 2012 the Federal Judge granted our Motion for Summary Judgment. Trinity filed an appeal to the United States Court of Appeals for the Third Circuit and the matter is being briefed and will be argued. On June 28, 2012 Trinity filed a Pennsylvania state court action against the Company seeking apportionment of clean up costs under state law. We filed a Preliminary Objection on September 7, 2012 and Trinity filed a brief in opposition on September 26, 2012.

The Company has agreed to indemnify parties to whom it has sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.

Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and Form 10-Q for the three quarters of 2012 .

CB&I

SCHEDULES TO AMENDMENT NO. 2